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Aviat Networks, Inc.
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AVIAT NETWORKS, INC.
5200 Great America Parkway
Santa Clara, CA 95054
Notice of 2015 Annual Meeting of Stockholders
To Be Held on Friday, November 13, 2015
TO THE HOLDERS OF COMMON STOCK OF AVIAT NETWORKS, INC.
NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Aviat Networks, Inc. (the “Company”) will be held at our facilities, located at 5200 Great America Parkway, Santa Clara, California 95054, on Friday, November 13, 2015, at 1:00 p.m., local time, for the following purposes:

1.	To elect seven directors to serve until the Company’s 2016 Annual Meeting of Stockholders or until their successors have been elected and qualified.

2.	To vote on the ratification of the appointment by our Audit Committee of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year 2016.

3.	To hold an advisory, non-binding vote to approve the Company’s named executive officer compensation.

4.	To vote on an increase in the number of shares of common stock authorized for issuance under the Company’s Amended and Restated 2007 Stock Equity Plan from 16,400,000 to 26,900,000 shares.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement or other delay thereof.
Only holders of common stock at the close of business on September 17, 2015 are entitled to notice of and to vote at the Annual Meeting.
Whether or not you expect to attend the Annual Meeting in person, we urge you to submit a proxy to vote your shares. This will help ensure the presence of a quorum at the Annual Meeting.
By Order of the Board of Directors
/s/ Meena Elliott
Senior Vice President, Chief Legal & Administrative Officer, Corporate Secretary

September 30, 2015

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on November 13, 2015
The proxy statement and annual report to stockholders are available at
https://www.proxyonline.com/docs/aviatnetwork2015/
Your vote is important regardless of the number of shares you own. The Board of Directors urges you to sign, date and return the enclosed proxy card by mail (using the enclosed postage-paid envelope) as promptly as possible, or vote electronically or by telephone as described in the attached proxy statement. If you have any questions or need assistance in voting your shares, please contact the Company’s proxy solicitor, D.F. King & Co., toll-free at (800) 591-8252.

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	1
What is the purpose of the Annual Meeting?	1
What is the record date, and who is entitled to vote at the Annual Meeting?	1
What are the voting rights of the holders of common stock at the Annual Meeting?	1
Who may attend the Annual Meeting?	1
How do I vote?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	2
How can I access the proxy materials and annual report on the Internet?	2
Why is Aviat soliciting proxies?	2
How do I revoke my proxy?	2
What vote is required to approve each item?	3
How is the majority voting standard applied to the election of directors?	3
What constitutes a quorum, abstention, and broker “non-vote”?	3
Who pays for the cost of solicitation?	4
What is the deadline for submitting proposals and director nominations for the 2016 Annual Meeting?	4
Who will count the votes?	4

CORPORATE GOVERNANCE	4
Board Members	4
Board and Committee Meetings and Attendance	5
Board Member Qualifications	5
Directors’ Biographies	5
Board Leadership	8
The Board’s Role in Risk Oversight	8
Principles of Corporate Governance, Bylaws and other Governance Documents	8
Board of Directors Committees	9
Audit Committee	10
Compensation Committee	11
Compensation Committee Interlock and Insider Participation	11
Governance and Nominating Committee	11
Stockholder Communications with the Board	11
Code of Conduct	12

TRANSACTIONS WITH RELATED PERSONS	12

DIRECTOR COMPENSATION AND BENEFITS	12
Fiscal Year 2015 Compensation of Non-Employee Directors	13
Indemnification	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES	18

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AVIAT NETWORKS, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 13, 2015
This proxy statement (this “Proxy Statement”) applies to the solicitation of proxies by the Board of Directors (the “Board”) of Aviat Networks, Inc. (which we refer to as “Aviat,” the “Company,” “we,” “our,” and “ours”) for use at the 2015 Annual Meeting of Stockholders and any adjournment, postponement or other delay thereof (the “Annual Meeting”), to be held at 1:00 p.m., local time, on Friday, November 13, 2015. The Annual Meeting will be held at our facilities located at 5200 Great America Parkway, Santa Clara, California 95054. The telephone number at that location is (408) 567-7000. These proxy materials are being made available on or about October 1, 2015, to our stockholders entitled to notice of and to vote at the Annual Meeting.
ABOUT THE ANNUAL MEETING
What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to obtain stockholder action on the matters outlined in the notice of meeting included with this Proxy Statement. All holders of shares of common stock at the close of business on September 17, 2015 are entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, our stockholders will vote (i) to elect seven directors; (ii) on the ratification of the appointment by our Audit Committee of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for fiscal year 2016; (iii) on an advisory, non-binding resolution to approve the Company’s named executive officer compensation; and (iv) on an increase in the number of shares reserved for issuance under the Company’s Amended and Restated 2007 Stock Equity Plan (the “2007 Plan”).
What is the record date, and who is entitled to vote at the Annual Meeting?
The record date for the stockholders entitled to vote at the Annual Meeting is September 17, 2015 (the “Record Date”). The Record Date was established by the Board as required by the Delaware General Corporation Law and our Bylaws. Owners of shares of our common stock at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. You may vote all shares that you owned as of the Record Date.
What are the voting rights of the holders of common stock at the Annual Meeting?
Each outstanding share of our common stock is entitled to one vote on each matter considered at the Annual Meeting. As of the Record Date, there were 62,498,401 shares of our common stock outstanding.
Who may attend the Annual Meeting?
Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.
If your shares are held in “street name” (that is, through a bank, broker or other holder of record) and you wish to attend the Annual Meeting, you must bring to the Annual Meeting a copy of a bank or brokerage statement reflecting your stock ownership as of the Record Date.
Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact us by calling (408) 567-7000 for directions to the Annual Meeting.

How do I vote?
Stockholders of record can vote by proxy as follows:

•	Via the Internet: Stockholders may submit voting instructions through the Internet by following the instructions included with the proxy card.

•	By Telephone: Stockholders may submit voting instructions by telephone by following the instructions included with the proxy card.

•	By Mail: Stockholders may sign, date and return their proxy card in the pre-addressed, postage-paid envelope provided.

•	At the Annual Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card.
If you hold your shares in “street name,” the bank, broker or other holder of record holding your shares will send you separate instructions describing the procedure for voting your shares. If you hold your shares in “street name,” you will not be able to vote in person by ballot at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other holder of record and present it at the Annual Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
Pursuant to Securities and Exchange Commission rules, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners of shares held in “street name.” All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, the Notice contains information on how stockholders may request delivery of proxy materials in printed form by mail or electronically by email on an ongoing basis.
How can I access the proxy materials and annual report on the Internet?
This Proxy Statement, the form of proxy card, the Notice and our annual report on Form 10-K for the fiscal year ended July 3, 2015 are available at www.proxyonline.com.
Why is Aviat soliciting proxies?
In lieu of personally attending and voting at the Annual Meeting, you may appoint a proxy to vote on your behalf. The Board has designated proxy holders to whom you may submit your voting instructions. The proxy holders for the Annual Meeting are John Mutch, Chairman of the Board, Michael Pangia, President and CEO, and Meena Elliott, Senior Vice President, Chief Legal & Administrative Officer, Corporate Secretary.
How do I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	delivering a written notice of revocation to the Company’s Secretary, Meena Elliott, at 5200 Great America Parkway, Santa Clara, CA 95054;

•	signing, dating and returning a proxy card bearing a later date;

•	submitting another proxy by Internet or telephone (the latest dated proxy will control); or

•	attending the Annual Meeting and voting in person by ballot.
If you hold your shares in “street name,” you should follow the directions provided by the bank, broker or other holder of record to revoke your proxy. Regardless of how you hold your shares, your attendance at the Annual Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy.
What vote is required to approve each item?

•
Proposal No. 1 (election of directors): the director nominees will be elected by a majority of the votes cast. Stockholders may not cumulate votes in the election of directors. The Board recommends a vote “FOR” all nominees.

•
Proposal No. 2 (ratification of BDO as the Company’s independent registered public accounting firm): the affirmative vote by the holders of common stock entitled to cast a majority of the voting power of all of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 2. The Board recommends a vote “FOR” Proposal No. 2.

•
Proposal No. 3 (advisory, non-binding vote on named executive officer compensation): the affirmative vote by the holders of common stock entitled to cast a majority of the voting power of all of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 3. The Board recommends a vote “FOR” Proposal No. 3.

•
Proposal No. 4 (increase in number of shares authorized for issuance under the 2007 Plan): the affirmative vote by the holders of common stock entitled to cast a majority of the voting power of all of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is necessary for approval of Proposal No. 4. The Board recommends a vote “FOR” Proposal No. 4.

What happens if a director does not receive a sufficient number of votes?
Aviat’s Corporate Governance Guidelines provide that director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” his or her election must promptly offer his or her resignation to the Board. The Board will determine whether to accept the nominee’s resignation. See “Majority Vote Policy in Director Elections” for additional information.
What constitutes a quorum, abstention and broker “non-vote”?
The presence at the Annual Meeting either in person or by proxy of the holders of common stock entitled to cast a majority of the voting power of all of the common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting.
Abstentions and broker “non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. An abstention occurs when a stockholder does not vote for or against a proposal but specifically abstains from voting. A broker “non-vote” occurs when a bank, broker or other holder of record holding shares in street name for a beneficial owner signs and submits a proxy or votes with respect to shares of common stock held in a fiduciary capacity, but does not vote on a particular matter because the bank, broker or other holder of record does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner or because the bank, broker or other holder of record elects not to vote on a matter as to which it does have discretionary voting power. Under the rules governing banks, brokers and other holders of record who are voting with respect to shares held in street name, such entities have the discretion to vote such shares on routine matters but not on non-routine matters. Only Proposal No. 2 is a routine matter.
For Proposal No. 1, abstentions and broker “non-votes” will be disregarded and have no effect on the outcome of the vote. For Proposals No. 2, No.3 and No. 4, abstentions will have the same effect as voting against the proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Who pays for the cost of solicitation?
We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, the Notice and any additional solicitation materials that may be furnished to our stockholders and the maintenance and operation of the website providing Internet access to these proxy materials. We will reimburse banks, brokers and other holders of record for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock and maintaining Internet access for such materials and the submission of proxies. We may supplement the original solicitation of proxies by mail through solicitation by telephone, email, over the Internet or by other means by our directors, officers and other employees. No additional compensation will be paid to these individuals for any such services.
In addition, the Company has retained D.F. King & Co. to assist it in the solicitation of proxies. The Company has agreed to pay D.F. King & Co. a fee of $10,500, plus reimbursement for their reasonable out-of-pocket expenses. The Company has also agreed to indemnify D.F. King & Co. against certain liabilities and expenses, including certain liabilities and expenses under the federal securities laws.
What is the deadline for submitting proposals and director nominations for the 2016 Annual Meeting?
In order for any stockholder to submit nominations of directors or propose business to be considered before our 2016 Annual Meeting, a stockholder of record must submit a written notice thereof, which notice must be received by our Corporate Secretary at our principal executive offices not earlier than August 15, 2016, or later than September 14, 2016. The full requirements for the submission of nominations of directors and proposals of business to be considered are contained in Article II, Sections 13 and 14, respectively, of our Bylaws, which are available for review at our website, www.aviatnetworks.com.
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be directed to the Corporate Secretary, Aviat Networks, Inc., at our principal executive offices, and must be received by June 2, 2016.
In accordance with the rules of the SEC, the proxies solicited by the Board for the 2016 Annual Meeting will confer discretionary authority on the proxy holders to vote on any director nomination or stockholder proposal presented at the 2016 Annual Meeting if the Company fails to receive notice of such matter in accordance with the periods specified above.
Who will count the votes?
D.F. King & Co. will tabulate the votes cast by proxy. The Company has retained an independent inspector of elections in connection with Aviat’s solicitation of proxies for the Annual Meeting. Aviat intends to notify stockholders of the results of the Annual Meeting by filing a Form 8-K with the SEC.
CORPORATE GOVERNANCE
We believe in and are committed to sound corporate governance principles. Consistent with our commitment to and continuing evolution of corporate governance principles, we adopted a Code of Business Ethics, corporate governance guidelines and written charters for the Governance and Nominating Committee, Audit Committee and Compensation Committee. Each of our Board committees is required to conduct an annual review of its charter and applicable guidelines.
Board Members
The authorized size of the Board is currently eight. Directors are nominated by the Governance and Nominating Committee of the Board.
In January 2015, we reconstituted the Board and Clifford H. Higgerson, Raghavendra Rau, Dr. Mohsen Sohi and Edward F. Thompson retired from the Board. At that time, James R. Henderson, John Mutch, Robert G. Pearse and John J. Quicke were appointed to the Board.
Mr. Charles Kisnner, a current director, has informed us of his decision not to stand for re-election upon the expiration of his current term as a member of the Board of Directors. Accordingly, the Board of Directors, pursuant to the Company’s Bylaws, has authorized a reduction in the number of directors that shall constitute the whole Board of Directors from eight (8)

to seven (7), with such reduction effective upon the opening of the polls at the Annual Meeting. The Board thanks Mr. Kissner for his distinguished service to the Company.
The following are the members of the Board as of the date of this Proxy Statement. See Proposal No. 1 for additional information regarding the nominees for director.

Name	Title and Positions
John Mutch	Director, Chairman of the Board
William A. Hasler	Director
James R. Henderson	Director
Charles D. Kissner	Director
Michael A. Pangia	Director, President and Chief Executive Officer
Robert G. Pearse	Director
John J. Quicke	Director
Dr. James C. Stoffel	Director
The Board has determined that each of our current directors except Mr. Kissner and Mr. Pangia has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is otherwise independent in accordance with listing rules of the NASDAQ Stock Market (the “NASDAQ Listing Rules”).
All of our directors are requested to attend our annual meetings of stockholders. Eight of our directors serving at that time attended the 2014 Annual Meeting, either in person or via telephone.
Board and Committee Meetings and Attendance
In January 2015, four of the Board members retired and four new Board members were appointed to form a reconstituted Board.  Since January 2015, the Board held five meetings. Each of the Board members attended 100% of the Board meetings and at least 75% of the total number of meetings of the committee or committees on which the member served from January through July 3, 2015, which was the end of fiscal year 2015. During fiscal year 2015, the Board members who have been serving since the beginning of fiscal year 2015 held 11 meetings and each member attended at least 100% of the Board meetings and at least 90% of the total number of meeting of the committee or committees on which the member served.
Board Member Qualifications
Our Board believes that its members should encompass a range of talents, skills and expertise, which enables the Board to provide sound guidance with respect to the Company’s operations and interest. Our Board prefers a variety of professional experiences and backgrounds among its members. In addition to considering a candidate’s experiences and background, candidates are reviewed in the context of the current composition of the Board and evolving needs of our businesses. In particular, the Board has sought to include members that have experience in establishing, growing and leading communications companies in senior management positions and serving on the board of directors of other companies. In determining that each of the members of the Board is qualified to be a director, the Board has relied on the attributes listed below and, where applicable, on the direct personal knowledge of each of the members’ prior service on the Board.
Our bylaws provide that a director may not be older than 75 years of age on the date of his or her election or appointment to the Board unless otherwise specifically approved by a resolution passed by the Board.
Directors’ Biographies
The following is a brief description of the business experience and background of each nominee for director, including the capacities in which each has served during at least the past five years:
Mr. John Mutch, age 59, currently serves as Chairman of the Board and has served on the Board since January 2015. He has served on the Board of Directors of Steel Excel Inc. (“Steel Excel”), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, since 2007. From December

2008 to January 2014, he served as Chairman of the Board of Directors and Chief Executive Officer of Beyondtrust Software, a privately-held security software company. Mr. Mutch has been the founder and managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since December 2005. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the Board of Directors of Peregrine Systems, Inc. (“Peregrine Systems”), a provider of enterprise asset and service management solutions. He assisted that company in a bankruptcy work-out proceeding and was named President and Chief Executive Officer in July 2003. Previous to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and a director of HNC Software, an enterprise analytics software provider. Before HNC Software, Mr. Mutch spent seven years at Microsoft Corporation in a variety of executive sales and marketing positions. Mr. Mutch previously served on the Boards of Directors of Phoenix Technologies Ltd., a leader in core systems software products, services and embedded technologies, Edgar Online, Inc., a provider of financial data, analytics and disclosure management solutions, Aspyra, Inc., a provider of clinical and diagnostic information systems for the healthcare industry, Overland Storage, Inc., a provider of unified data management and data protection solutions, and Brio Software, Inc., a provider of business intelligence software. He has served as a director at Agilysys, Inc., a provider of information technology solutions, since March 2009.
Mr. Mutch brings to the Board extensive experience as an executive in the technology sector. He also has experience as a director at several public companies in the technology sector. He is or has been a member of the audit committee of various public and private companies, and brings valuable financial expertise to the Board.
Mr. William A. Hasler, age 73, has served as a member of the Board since January 2007. He also serves on the Board of Directors of Globalstar, Inc. (“Globalstar”), a supplier of satellite communication services, and Rubicon, Ltd.(“Rubicon”), which holds subsidiaries focused in forestry biotechnology. Mr. Hasler served as a member of the Stratex Board of Directors from August 2001 through January 2007, and was Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee. Mr. Hasler served as Chairman of the Board of Directors of Solectron Corporation from 2003 to 2007 and was a member of that Board from 1998 to 2007. He was co-CEO and a Director of Aphton Corp., a biopharmaceutical company, from 1998 to 2003. From 1991 to 1998, Mr. Hasler was Dean of both the Graduate and Undergraduate Schools of Business at the University of California, Berkeley. Prior to his deanship at UC Berkeley, Mr. Hasler was Vice Chairman of KPMG Peat Marwick. He also served as a trustee of Schwab Funds.
Mr. Hasler’s current and prior service on the boards of several technology-driven companies, including Globalstar and Rubicon, and his prior service as Chairman of a large publicly traded company provide him with an extensive knowledge base of complex management, financial, operational and governance issues faced by public companies with international operations. He is a member of the audit committee of various public and private companies. Mr. Hasler has extensive experience in Silicon Valley companies and this experience brings our Board important knowledge and expertise related to corporate finance and accounting, strategic planning, manufacturing and operations. He brings valuable financial expertise, including extensive knowledge of accounting, auditing and investments in both public and private companies. Additionally, through his service on public company boards, Mr. Hasler has gained an understanding and expertise in public company governance.
Mr. James R. Henderson, age 57, has served as a member of the Board since January 2015. He has served as a director and Chairman of the Board of Directors of School Specialty, Inc., a distributor of supplies, furniture and both supplemental and curriculum products to the education marketplace, since June 2013 and served as its interim Chief Executive Officer from July 2013 to April 2014. Mr. Henderson has been a director of RELM Wireless Corporation, a maker of high-specification two-way communications equipment, since March 2014 and was elected Chairman in May 2015. He has served as a director of Aerojet Rocketdyne Holdings, Inc. (f/k/a GenCorp Inc.), a technology-based manufacturer of aerospace and defense products and systems, since 2008. Mr. Henderson served as Chairman of the Board and Chief Executive Officer of Point Blank Solutions, Inc., a designer and producer of technologically advanced body armor systems, from June 2009 to October 2011, having previously served as its Chairman of the Board from August 2008 to June 2009 and as Acting Chief Executive Officer from April 2009 to June 2009. He subsequently served as Chief Executive Officer of Point Blank Enterprises, Inc., the successor to the business of Point Blank Solutions, Inc., from October 2011 to September 2012. Mr. Henderson was also a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P., until April 2011. In addition, Mr. Henderson was associated with Steel Partners LLC and its affiliates from August 1999 to April 2011. Mr. Henderson served as a director of DGT Holdings Corp., a developer, manufacturer and marketer of medical and dental imaging systems and power conversion subsystems and components (“DGT”), from November 2003 to December 2011, as a director of SL Industries, Inc., a designer, manufacturer and marketer of power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from January 2002 to March 2010 and as a director of Angelica Corporation, a provider of textile rental and linen management services (“Angelica”), from August 2006 to August 2008.

Mr. Henderson brings to the Board significant experience as a member of the Boards of Directors of several public companies. He also has extensive experience as a senior executive at a number of companies.
Mr. Michael A Pangia, age 54, has been our President and CEO and a member of the Board since July 18, 2011. From March 2009 to July 2011, he served as our Chief Sales Officer where he was responsible for company-wide operations of the Global Sales and Services organization. Prior to joining Aviat, Mr. Pangia served as senior vice president, Global Sales Operations and Strategy, at Nortel, where he was responsible for all operational aspects of the Global Sales function. Prior to that, he was president of Nortel’s Asia region, where his key responsibilities included sales and overall business management for all countries in the region where Nortel did business.
Mr. Pangia’s current and prior service as a senior executive officer with large technology driven companies with international operations provide him with an extensive knowledge base of complex management, financial, operational and governance issues faced by public companies with global operations. He also brings a high level of financial literacy to the Board through both formal education and over 15 years’ experience in multiple finance functional areas, including cost accounting, financial planning and analysis, and mergers and acquisitions.
Mr. Robert G. Pearse, age 55, has served as a member of the Board since January 2015. He currently serves as a Managing Partner at Yucatan Rock Ventures, a firm he co-founded in 2004. Mr. Pearse has served as a director for Crossroads Systems, Inc., an intellectual property development company and global provider of data storage solutions, since 2013. He has been also a director for AMERI Holdings, Inc., a business services company, since June 2015, and Novation Companies, Inc., a software company, since April 2015. From 2005 to 2012, Mr. Pearse served as Vice President of Strategy and Market Development at NetApp, Inc., a provider of storage solutions. From 1987 to 2004, Mr. Pearse held leadership positions at Hewlett-Packard, a global technology company, most recently as the vice president of Strategy and Corporate Development from 2001 to 2004. Mr. Pearse’s professional experience also includes positions at PricewaterhouseCoopers LLP, Eastman Chemical Company and General Motors Company.
Mr. Pearse brings to the Board extensive operational experience in the technology sector.
Mr. John J. Quicke, age 66, has served as a member of the Board since January 2015. He has served on the Board of Directors of Steel Excel since 2007 and served as its Interim President and Chief Executive Officer from January 2010 to March 2013. In March 2013, he was named President and Chief Executive Officer of Steel Excel’s Steel Energy segment. Mr. Quicke is a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P. Mr. Quicke has been associated with Steel Partners and its affiliates since September 2005. Previously, Mr. Quicke served in various capacities at Sequa Corporation, a diversified manufacturer, including Vice Chairman and Executive Officer, President, and as a director of the company. Mr. Quicke has served as a director of Rowan Companies, plc, an offshore contract drilling company, since January 2009. Mr. Quicke previously served as a Vice President of Handy & Harman Ltd. (“H&H”), director, President and Chief Executive Officer of DGT and as a director of Angelica, Layne Christensen Company, a global solutions provider for essential natural resources, NOVT Corporation, a vascular brachytherapy business, JPS Industries, Inc., a manufacturer of mechanically formed glass and aramid substrate materials for specialty applications and H&H.
Mr. Quicke brings to the Board significant experience as a member of the Boards of Directors of several public companies. He also has extensive experience as a senior executive at a number of companies.
Dr. James C. Stoffel, age 69, has served as a member of the Board since January 2007 and a lead independent director from July 2010 to February 2015. Presently, Dr. Stoffel is on the Board of Directors of Harris Corporation, of which he has been a member since August 2003, and is also a member of its Corporate Governance Committee. Additionally, he serves as General Partner of Trillium International, LLC, a private equity company, and is a senior advisor to other private equity companies. He also serves on the boards of the following privately held companies: Display Data, Omni-ID Ltd., Quintel Ltd., and Intrinsiq Ltd. Prior to his retirement, Dr. Stoffel was Senior Vice President, Chief Technical Officer and Director of Research and Development of Eastman Kodak Company (“Kodak”). He held this position from 2000 to April 2005. He joined Kodak in 1997 as Vice President and Director, Electronic Imaging Products Research and Development, and became Director of Research and Engineering in 1998. Prior to joining Kodak, he was with Xerox Corporation (“Xerox”), where he began his career in 1972. His most recent position with Xerox was Vice President, Corporate Research and Technology. Dr. Stoffel serves on the Advisory Board for Research and Graduate Studies at the University of Notre Dame and is a member of the advisory board of the Applied Science and Technology Research Institute, Hong Kong.
Dr. Stoffel’s prior service as a senior executive of large, publicly traded, technology driven companies, and his more than 30 years’ experience focused on technology development, provide him with an extensive knowledge of the complex technical research and development, management, financial and governance issues faced by a public company with international operations. This experience brings our Board important knowledge and expertise related to research and development, new product introductions, strategic planning, manufacturing, operations and corporate finance. His experience as an advisor to private equity firms also provides him with additional knowledge related to strategic planning, capital raising, mergers and acquisitions and economic analysis. Dr. Stoffel also has gained an understanding of public company governance and executive compensation through his service on public company boards, including as a lead independent director.
Board Leadership
The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes that it is in the best interests of the Company for the Board to make that determination based on the position and direction of the Company and the membership of the Board. The members of the Board possess considerable experience and unique knowledge of the challenges and opportunities that the Company faces, and are in the best position to evaluate the needs of the Company and how to best organize the capabilities of the directors and management to meet those needs.
When the CEO also serves as Chairman of the Board, our Corporate Governance Guidelines provide for the appointment of a lead independent director.
The Board has determined that having Mr. Mutch serve as Chairman is in the best interest of the Company at this time. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures, and is useful in establishing a system of corporate checks and balances. Separating the Chairman position from the CEO position allows the CEO to focus on setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman leads the Board in its role of, among other things, providing advice to, and overseeing the performance of, the CEO. In addition, managing the Board can be a time-intensive responsibility, and this structure permits Mr. Pangia, our CEO, to focus on the management of the Company’s day-to-day operations.
The Board’s Role in Risk Oversight
Assessing and managing risk is the responsibility of the management of the Company. The Board, through the Governance and Nominating Committee, oversees and reviews certain aspects of the Company’s risk management efforts, focusing on the adequacy of the Company’s risk management and risk mitigation processes. At the Board’s request, management proposed a process for identifying, evaluating and monitoring material risks and such process has been approved by the Board and is currently in effect. This risk management program is overseen by senior management who, in connection with their regular review of the overall business, identify and prioritize a broad range of material risks (e.g., financial, strategic, compliance and operational). Senior management also discusses mitigation plans to address such material risks. Prioritized risks and management’s plans for mitigating such risks are regularly presented to the full Board for discussion and in order to ensure monitoring. In addition to the risk management program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.
A discussion of risk factors in the Company’s compensation design can be found below under the heading “Risk Considerations in Our Compensation Program.”
Principles of Corporate Governance, Bylaws and Other Governance Documents
The Board has adopted Corporate Governance Guidelines and other corporate governance documents that supplement certain provisions of our Bylaws and relate to, among other things, the composition, structure, interaction and operation of the Board. Some of the key governance features of our Corporate Governance Guidelines, Bylaws and other governance documents are summarized below.
Majority Voting in Director Elections. In an uncontested election of directors, to be elected to the Board, each nominee must receive the affirmative vote of shares representing a majority of the votes cast, meaning that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee.
Aviat’s Corporate Governance Guidelines provide that any director nominee in an uncontested election who does not receive a greater number of votes “FOR” his or her election than votes “AGAINST” such election must, promptly following certification of the stockholder vote, offer his or resignation to the Board for consideration in accordance with the following procedures. All of these procedures will be completed within 90 days following certification of the stockholder vote.
The Board, through its Qualified Independent Directors (as defined below), will evaluate the best interests of the Company and its stockholders and decide the action to be taken with respect to such offered resignation, which can include, without limitation: (i) accepting the resignation; (ii) accepting the resignation effective as of a future date not later than 180 days following certification of the stockholder vote; (iii) rejecting the resignation but addressing what the Qualified Independent Directors believe to be the underlying cause of the withhold votes; (iv) rejecting the resignation but resolving that the director will not be re-nominated in the future for election; or (v) rejecting the resignation.
In reaching their decision, the Qualified Independent Directors will consider all factors they deem relevant, including but not limited to: (i) any stated reasons why stockholders did not vote for such director; (ii) the extent to which the “AGAINST” votes exceed the votes “FOR” the election of the director and whether the “AGAINST” votes represent a majority of the outstanding shares of common stock; (iii) any alternatives for curing the underlying cause of the “AGAINST” votes; (iv) the director’s tenure; (v) the director’s qualifications; (vi) the director’s past and expected future contributions to the Company; (vii) the overall composition of the Board, including whether accepting the resignation would cause the Company to fail or potentially fail to comply with any applicable law, rule or regulation of the SEC or the NASDAQ Listing Rules; and (viii) whether such director’s continued service on the Board for a specified period of time is appropriate in light of current or anticipated events involving the Company.
Following the Board’s determination, the Company will, within four business days, disclose publicly in a document furnished or filed with the SEC the Board’s decision as to whether or not to accept the resignation offer. The disclosure will also include a description of the process by which the decision was reached, including, if applicable, the reason or reasons for rejecting the offered resignation.
A director who is required to offer his or her resignation in accordance with this policy may not be present during the deliberations or voting whether to accept his or her resignation or, except as otherwise provided below, a resignation offered by any other director in accordance with this policy. Prior to voting, the Qualified Independent Directors may afford the affected director an opportunity to provide any information or statement that he or she deems relevant.
For purposes of this policy, “Qualified Independent Directors” means all directors who (i) are independent directors (as defined in accordance with the NASDAQ Listing Rules) and (ii) are not required to offer their resignation in connection with an election in accordance with this policy. If there are fewer than three independent directors then serving on the Board who are not required to offer their resignations in accordance with this policy, then the Qualified Independent Directors means all of the independent directors, and each independent director who is required to offer his resignation in accordance with this policy must recuse himself from the deliberations and voting only with respect to his individual offer to resign.
All nominees for election as a director in an uncontested election are deemed to have agreed to abide by this policy and will offer to resign and will resign if requested to do so in accordance with this policy (and will if requested submit an irrevocable resignation letter, subject to this majority voting policy, as a condition to being nominated for election).
Prohibition Against Pledging Aviat Securities and Hedging Transactions. In accordance with Aviat’s Code of Conduct, directors and executive officers are prohibited from pledging Aviat securities and engaging in hedging transactions with respect to Aviat securities. Aviat specifically prohibits directors and executive officers from holding Aviat securities in any margin account for investment purposes or otherwise using Aviat securities as collateral for a loan. Such persons are also prohibited from purchasing certain instruments (including prepaid variable forward contracts, equity swaps, and collars) and engaging in transactions designed to hedge or offset any decrease in the value of Aviat securities.
Board Committees
The Board maintains an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Copies of the charters for the Audit Committee, the Compensation Committee and the Governance and Nominating Committee are available on our website at www.investors.aviatnetworks.com/documents.cfm.

The following table shows, at the conclusion of fiscal year 2015, the Chairman and members of each committee, the number of committee meetings held and the principal functions performed by each committee.

Committee	Number of Meetings in Fiscal 2015	Members	Principal Functions
Audit	20	John Mutch* James R. Henderson William A. Hasler
• Selects our independent registered public accounting firm
• Reviews reports of our independent registered public accounting firm
• Reviews and pre-approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit
• Monitors the effectiveness of the audit process
• Reviews management’s assessment of the adequacy of financial reporting and operating controls
• Monitors corporate compliance program

Compensation	6	Dr. James C. Stoffel* John J. Quicke Robert G. Pearse	• Reviews our executive compensation policies and strategies • Oversees and evaluates our overall compensation structure and programs

Governance and Nominating	11	John J. Quicke* Robert G. Pearse William A. Hasler
• Develops and implements policies and practices relating to corporate governance
• Reviews and monitors implementation of our policies and procedures
• Reviews the process by which management identifies and mitigates key areas of risk and reviews critical risk areas with the Board
• Assists in developing criteria for open positions on the Board
• Reviews and recommends nominees for election of directors to the Board
• Reviews and recommends policies, if needed for selection of candidates for directors

______________________
* Chairman of Committee
Audit Committee
The Audit Committee is primarily responsible for selecting, and approving the services performed by, our independent registered public accounting firm, as well as reviewing our accounting practices, corporate financial reporting and system of internal controls over financial reporting. No material amendments to the Audit Committee Charter were made during fiscal year 2015. During fiscal year 2015, the Audit Committee was comprised of independent, non-employee members of our Board who were “financially sophisticated” under the NASDAQ Listing Rules.
For fiscal year 2015, the Board has determined that each of Messrs. Mutch and Hasler qualified as an “audit committee financial expert,” as defined under Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Exchange Act. Such status does not impose on any director duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on a director as members of our Audit Committee and the Board.

Compensation Committee
The Compensation Committee has the authority and responsibility to approve our overall executive compensation strategy, to administer our annual and long-term compensation plans and to review and make recommendations to the Board regarding executive compensation. The Compensation Committee is comprised of independent, non-employee members of the Board in accordance with NASDAQ Listing Rules. During fiscal year 2015, the Compensation Committee utilized Pearl Meyer & Partners, LLC (“Pearl Meyer”) as an independent, third-party consulting firm.
Compensation Committee Interlock and Insider Participation
No member of the Compensation Committee was an officer or employee or former officer of the Company. None of our executive officers currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Governance and Nominating Committee
Each member of the Governance and Nominating Committee met the independence requirements of the NASDAQ Listing Rules.
The Governance and Nominating Committee develops and implements policies and practices related to corporate governance consistent with sound corporate governance principles. The Governance and Nominating Committee also reviews the process by which management identifies and mitigates key areas of risk and reviews critical risk areas with the Board.
The Governance and Nominating Committee also recommends candidates to the Board and periodically reviews whether a more formal selection policy should be adopted. There is no difference in the manner in which the committee members evaluate nominees for director based on whether the nominee is recommended by a stockholder. We currently do not pay a third party to identify or assist in identifying or evaluating potential nominees, although we may in the future utilize the services of such third parties.
In reviewing potential candidates for the Board, the Governance and Nominating Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen career, and possess an ability to quickly grasp complex principles of business, finance, international transactions and communications technologies. In general, candidates who have held an established executive level position in business, finance, law, education, research, government or civic activity will be preferred.
Although the Governance and Nominating Committee has not adopted a formal diversity policy with regard to the selection of director nominees, diversity is one of the factors that the committee considers in identifying director nominees. When identifying and recommending director nominees, the Governance and Nominating Committee views diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board diversity. As part of this process, the Governance and Nominating Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.
In making its recommendations, the Governance and Nominating Committee bears in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The Governance and Nominating Committee intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.
Stockholder Communications with the Board
Stockholders who wish to communicate directly with the Board may do so by submitting a comment via the Company’s website at www.investors.aviatnetworks.com/contactBoard.cfm or by sending a letter addressed to: Aviat Networks, Inc., c/o Corporate Secretary, 5200 Great America Parkway, Santa Clara, CA 95054. The Corporate Secretary monitors these communications and provides a summary of all received messages to the Board at its regularly scheduled meetings. When warranted by the nature of communications, the Corporate Secretary will request prompt attention by the appropriate committee or independent director of the Board, independent advisors or management. The Corporate Secretary may decide in her judgment whether a response to any stockholder communication is appropriate.
Code of Conduct
We implemented our Code of Conduct effective January 26, 2007. All of our employees, including the CEO, CFO and Principal Accounting Officer, are required to abide by the Code of Conduct to help ensure that our business is conducted in a consistently ethical and legal manner. The Audit Committee has adopted a written policy, and management has implemented a reporting system, intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal system of controls over financial reporting, or the accuracy or completeness of financial or other information related to our financial statements.
TRANSACTIONS WITH RELATED PERSONS
During fiscal year 2015, we believe there were no transactions, or series of similar transactions, to which we were or are to be a party in which the amount exceeded $120,000, and in which any of our directors or executive officers, any holders of more than 5% of our common stock or any members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled “Director Compensation and Benefits” and “Executive Compensation.”
It is the policy and practice of our Board to review and assess information concerning transactions involving related persons. Related persons include our directors and executive officers and their immediate family members. If the determination is made that a related person has a material interest in a transaction involving us, then the disinterested members of our Board would review and approve or ratify it, and we would disclose the transaction in accordance with SEC rules and regulations. If the related person is a member of our Board, or a family member of a director, then that director would not participate in any discussion involving the transaction at issue.
Our Code of Conduct prohibits all employees, including our executive officers, from benefiting personally from any transactions with us other than approved compensation benefits.
DIRECTOR COMPENSATION AND BENEFITS
The form and amount of director compensation is reviewed and assessed from time to time by the Compensation Committee with changes, if any, recommended to the Board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.
Directors who are not employees of ours received the following fees, as applicable, for their services on our Board during fiscal year 2015:

•	$60,000 basic annual cash retainer, payable on a quarterly basis, which a director may elect to receive in the form of shares of common stock;

•	$25,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Board;

•	$10,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Audit Committee;

•	$5,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Governance and Nominating Committee;

•	$8,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Compensation Committee; and

•
Annual grant of restricted shares of common stock valued (based on market prices on the date of grant) at $30,000, with 100% vesting at the earlier of (1) the day before the annual stockholders’ meeting, or (2) one year from grant date, subject to continuing service as a director.

Directors are eligible to defer payment of all or a portion of the retainer fees and restricted stock awards that are payable to them. Directors may choose either a lump sum or installment distribution of such fees and awards. Installment distributions are payable in annual installments over a period no longer than 10 years.
We reimburse each non-employee director for reasonable travel expenses incurred and in connection with attendance at Board and committee meetings on our behalf, and for expenses such as supplies and continuing director education costs, including travel for one course per year. Employee directors are not compensated for service as a director.
Fiscal Year 2015 Compensation of Non-Employee Directors
Our non-employee directors received the following aggregate amounts of compensation in respect of fiscal year 2015:

Name (1)	Fees Earned or Paid in Cash	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Compensation	Changes in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
William A. Hasler	62,500	60,000	—	—	—	—	122,500
James R. Henderson	30,000	100,000	—	—	—	—	130,000
Clifford H. Higgerson	30,000	—	—	—	—	—	30,000
Charles D. Kissner (2)	98,646	60,000	109,933	—	—	—	268,579
John Mutch	47,104	100,000	—	—	—	—	147,104
Robert G. Pearse	30,000	100,000	—	—	—	—	130,000
John J. Quicke	32,500	100,000	—	—	—	—	132,500
Raghavendra Rau	30,000	—	—	—	—	—	30,000
Dr. Mohsen Sohi	30,000	—	—	—	—	—	30,000
Dr. James C. Stoffel	79,625	60,000	—	—	—	—	139,625
Edward F. Thompson	35,000	—	—	—	—	—	35,000
__________________

1.	Messrs. Higgerson, Rau, Sohi and Thompson resigned as directors in January 2015. Messrs. Henderson, Mutch, Pearse and Quicke became directors in January 2015.

2.	Mr. Kissner’s compensation represents amounts received for services as Executive Chairman during fiscal year 2015.

3.
The amounts shown in this column reflect the aggregate grant date fair value of the stock awards and option awards granted to our non-employee directors computed in accordance with FASB ASC Topic 718. The assumptions made in determining the fair values of our stock awards and option awards are set forth in Notes 1 and 9 to our fiscal year 2015 Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended July 3, 2015, as filed with the SEC on September 30, 2015.

As of July 3, 2015, our non-employee directors held the following numbers of unvested restricted shares of common stock and stock options, all of which were granted under the 2007 Plan:

Name	Unvested Stock Awards	Unvested Option Awards
William A. Hasler	52,632	—
James R. Henderson	87,719	—
Charles D. Kissner	52,632	54,196
John Mutch	87,719	—
Robert G. Pearse	87,719	—
John J. Quicke	87,719	—
Dr. James C. Stoffel	52,632	—

Indemnification
Our Bylaws require us to indemnify each of our directors and officers with respect to their activities as a director, officer, or employee of ours, or when serving at our request as a director, officer, or trustee of another corporation, trust, or other enterprise, against losses and expenses (including attorney fees, judgments, fines, and amounts paid in settlement) incurred by them in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which they are, or are threatened to be made, a party(ies) as a result of their service to us. In addition, we carry directors’ and officers’ liability insurance, which includes similar coverage for our directors and executive officers. We will indemnify each such director or officer for any one or a combination of the following, whichever is most advantageous to such director or officer:

•	The benefits provided by our Bylaws in effect on the date of the indemnification agreement or at the time expenses are incurred by the director or officer;

•	The benefits allowable under Delaware law in effect on the date the indemnification bylaw was adopted, or as such law may be amended;

•	The benefits available under liability insurance obtained by us; and

•	Such benefits as may otherwise be available to the director or officer under our existing practices.
Under our Bylaws, each director or officer will continue to be indemnified even after ceasing to occupy a position as an officer, director, employee or agent of ours with respect to suits or proceedings arising from his or her service with us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Except as noted below, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 14, 2015 by each person or entity known by us to beneficially own more than 5 percent of our common stock, by our directors, by our named executive officers and by all our directors and executive officers as a group. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Aviat Networks, Inc., 5200 Great America Parkway, Santa Clara, CA 95054. As of September 14, 2015, there were 62,498,401 shares of our common stock outstanding.

	Shares Beneficially Owned as of September 14, 2015(1)
	Number of Shares of Common Stock(2)		Percentage of Voting Power of Common Stock
Name and Address of Beneficial Owner
Steel Partners Holdings L.P.	8,042,892	(3)	12.87%
590 Madison Avenue, 32nd Floor New York, NY
Schneider Capital Management Corporation	4,646,699	(4)	7.43%
460 E. Swedesford Road, Suite 2000 Wayne, PA 19087
Dimensional Fund Advisors LP	3,289,665	(5)	5.26%
Palisades West, Building One 6300 Bee Cave Road, Building One Austin, TX 78746
Royce & Associates, LLC	3,484,244	(6)	5.57%
745 Fifth Avenue New York, NY 10151

Named Executive Officers and Directors
Meena Elliott	395,750	(7)	*
William A. Hasler	236,831	(8)	*
James R. Henderson	87,719	(9)	*
Charles D. Kissner	1,005,880	(10)	1.68%
Ralph S. Marimon	—	(11)	*
Shaun McFall	474,717	(12)	*
John Mutch	87,719	(10)	*
Michael Pangia	1,368,626	(13)	2.16%
Robert G. Pearse	97,719	(9)	*
John J. Quicke	187,719	(9)	*
Dr. James C. Stoffel	228,143	(14)	*
Heinz H. Stumpe	495,135	(15)	*
All directors and executive officers as a group (12 persons)	4,665,958	(16)	7.10%
__________________________
* Less than one percent

(1)	Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares.

(2)
Shares of common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of common stock that such person has the right to acquire within 60 days of September 14, 2015 by the exercise of stock options.

(3)
Based solely on a review of Amendment No. 6 to the Schedule 13D filed with the SEC on January 13, 2015 by Steel Excel Inc., Steel Partners Holdings L.P., SPH Group LLC, SPH Group Holdings LLC and Steel Partners Holdings GP Inc. Each of the foregoing entities reported shared voting and dispositive power with respect to all of such shares.

(4)
Based solely on a review of Amendment No. 1 to the Schedule 13G filed with the SEC on February 13, 2015 by Schneider Capital Management Corporation. Schneider Capital Management Corporation reported sole voting power with respect to 4,622,073 of such shares and sole dispositive power with respect to all of such shares.

(5)
Based solely on a review of Amendment No. 2 to the Schedule 13G filed with the SEC on February 5, 2014 by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP reported sole voting power with respect to 3,231,098 of such shares and sole dispositive power with respect to all such shares.

(6)
Based solely on a review of Amendment No. 2 to the Schedule 13G filed with the SEC on January 6, 2015 by Royce & Associates, LLC. Royce & Associates, LLC reported sole voting and dispositive power with respect to all such shares.

(7)	Includes 298,945 shares of common stock that are subject to option that may be exercised within 60 days of September 14, 2015.

(8)	Includes 156,452 shares of common stock that are subject to option or restricted stock units that may be exercised or that will vest within 60 days of September 14, 2015.

(9)	Includes 87,719 shares of common stock that are subject to option that may be exercised within 60 days of September 14, 2015.

(10)
Includes 560,858 shares of common stock that are subject to option or restricted stock units that may be exercised or that will vest within 60 days of September 14, 2015. Includes 239,041 shares of common stock held by, or in trusts for, members of Mr. Kissner’s family. Mr. Kissner disclaims beneficial ownership of the shares held in trust.

(11)	Information is as of September 14, 2015. There were no restricted stock units that will vest within 60 days of September 14, 2015.

(12)	Includes 343,154 shares of common stock that are subject to option that may be exercised within 60 days of September 14, 2015.

(13)	Includes 978,049 shares of common stock that are subject to option that may be exercised within 60 days of September 14, 2015.

(14)	Includes 156,452 shares of common stock that are subject to option or restricted stock units that may be exercised or that will vest within 60 days of September 14, 2015.

(15)	Includes 383,498 shares of common stock that are subject to option that may be exercised within 60 days of September 14, 2015.

(16)	Includes 3,228,284 shares of common stock that are subject to option or restricted stock units that may be exercised or that will vest within 60 days of September 14, 2015.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
For fiscal year 2015, the Audit Committee consisted of three members of the Board, each of whom was independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board has adopted, and periodically reviews, the Audit Committee charter. The charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities.
The Audit Committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The Audit Committee provides the Board with the results of its examinations and recommendations and reports to the Board as it may deem necessary to make the Board aware of significant financial matters requiring the attention of the Board.
The Audit Committee does not conduct auditing reviews or procedures. The Audit Committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) and discusses with the Audit Committee any issues they believe should be raised with us.
The Audit Committee reviews reports from our independent registered public accounting firm with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The Audit Committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.
In accordance with its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended July 3, 2015 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has also discussed with our independent registered public accounting firm, BDO, the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and letter from BDO required by applicable requirements of the PCAOB regarding the communications of BDO with the Audit Committee concerning independence, and has discussed with BDO its independence, including whether the provision by BDO of non-audit services, as applicable, is compatible with its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended July 3, 2015 be included in Company’s Annual Report on Form 10-K.

Audit Committee of the Board of Directors

John Mutch, Chairman
James R. Henderson
William A. Hasler

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
BDO has been approved by our Audit Committee to act as our independent registered public accounting firm for the fiscal year ending July 3, 2015. Representatives of BDO will be present at the Annual Meeting, will have opportunity to make a statement should they so desire and will be available to respond to appropriate questions.
Audit and other fees billed to us by BDO for the fiscal year ended July 3, 2015 and by KPMG LLP (“KPMG”) for the fiscal year ended June 27, 2014 are as follows:

	Fiscal Year 2015(1)2)	Fiscal Year 2014(1)
Audit Fees(3)	$1,475,000	$2,989,380
Audit-Related Fees(4)	—	—
Tax Fees(5)	14,000	104,356
All Other Fees(6)	—	10,000
Total Fees for Services Provided	$1,489,000	$3,103,736
________________________

(1)
On February 26, 2015, the Audit Committee approved the engagement of BDO as the Company’s new independent registered public accounting firm for the year ending July 3, 2015 and the interim quarterly periods. Prior to that, KPMG was the Company’s independent registered public accounting firm.

(2)	Includes fees to be billed to us by BDO and BDO’s international affiliates for fiscal 2015 integrated audit and quarterly reviews.

(3)
Audit fees include fees associated with the annual audit, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements, accounting and reporting consultations and statutory audits required internationally for our subsidiaries.

(4)	Fees for audit-related services that are not categorized as audit fees.

(5)	Tax fees were for services related to tax compliance and tax planning services.

(6)	Other fees include fees billed for other services rendered not included within Audit Fees, Audit Related Fees or Tax Fees.
BDO and KPMG did not perform any professional services related to financial information systems design and implementation for us in fiscal year 2015 or fiscal year 2014.
The Audit Committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining BDO and KPMG’s independence.
Change in Independent Registered Public Accounting Firm
On February 26, 2015, the Company dismissed KPMG as our independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee. A representative of KPMG is not expected to be present at the Annual Meeting.
During the fiscal years ended June 27, 2014, and June 28, 2013, and the subsequent interim period through February 26, 2015, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG advised the Company of material weaknesses related to the Company’s control environment, risk assessment processes, information and communication, monitoring activities, as well as control activities specific to manual journal entries, account reconciliations, and revenue recognition related to percentage-of-completion contracts.
The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended June 27, 2014, and June 28, 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of June 27, 2014, and June 28, 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of June 27, 2014, because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that material weaknesses related to the Company’s control environment, risk assessment processes, information and communication, monitoring activities, as well as control activities specific to manual journal entries, account reconciliations, and revenue recognition related to percentage-of-completion contracts have been identified.
We provided KPMG with a copy of the foregoing disclosures. A copy of KPMG’s letter to the SEC dated February 26, 2015, regarding its agreement with the foregoing statements was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on March 3, 2015.
On February 26, 2015, the Audit Committee approved the selection of BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 3, 2015, and the interim quarterly periods beginning February 26, 2015. This appointment was effective as of February 26, 2015. During the fiscal years ended June 27, 2014, and June 28, 2013, and the subsequent interim period through February 26, 2015, neither the Company nor anyone on its behalf consulted with BDO regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview and Summary
This Compensation Discussion and Analysis, which has been prepared by management, is intended to help our stockholders understand our executive compensation philosophy, objectives, elements, policies, practices, and decisions. It is also intended to provide context for the compensation information for our CEO, CFO and the three other most highly compensated executive officers (our “named executive officers”) detailed in the Summary Compensation Table below and in the other tables and narrative discussion that follow.
To understand our approach to executive compensation, you should read the entire Compensation Discussion and Analysis that follows. The following brief summary introduces the major topics covered:

•
the cornerstone of our executive compensation program is pay for performance. Accordingly, while we pay competitive base salaries and other benefits, the majority of our named executive officers’ compensation opportunity is based on variable pay.

•	the objectives of our executive compensation program are to reward superior performance, motivate our executives to achieve our goals and attract and retain a world-class management team.

•
the Compensation Committee oversees our compensation program. The Compensation Committee makes most executive compensation decisions, but also makes recommendations on certain aspects of the program to the full Board. The Compensation Committee is composed solely of independent directors. In its work, the Compensation Committee is assisted by independent compensation consultants engaged by the Compensation Committee.

•
in reviewing the elements of our executive compensation program — base salary, annual incentives, long-term incentives and post-termination compensation — our Compensation Committee reviews market data from similar companies.

•
our competitive positioning philosophy is to set compensation at approximately the 50th percentile of compensation at peer group companies with allowances for internal factors such as tenure, individual performances and the specific importance of the job to the Company.

•
our annual incentive program is based on specific Company financial performance goals for the fiscal year, and includes provisions to “claw back” any excess amounts paid in the event of a later correction or restatement of our financial statements.

The Company believes the compensation program for the named executive officers supported our strategic priorities and aligned compensation earned with the Company’s financial performance in fiscal year 2015. Moreover, we believe that in emphasizing long term stockholder value creation over short term operating results the structure of our executive compensation program has benefited our Company.
Compensation Governance Best Practices
The Compensation Committee believes that a demonstrated commitment to best practices in compensation governance is itself an essential component of our approach to executive compensation. The following practices are some examples of this commitment:

•
Pay for Performance: A substantial portion of our executives’ compensation opportunity is tied to achieving specified corporate objectives. In fiscal year 2015, for example, 100% of the awards made to our executive officers under the Annual Incentive Plan (“AIP”) were performance based and at-risk, subject to achievement of certain financial objectives. Under the Long Term Incentive Plan (“LTIP”), 100% of fiscal year 2015 equity awards were in the form of stock options, which provide no value to our executives if our share price does not increase above the exercise price and vest ratably over three years, reinforcing the long-term focus of our executive compensation programs.

•
Mix of short term and long-term compensation: Short term compensation for our executive officers is comprised of base salaries and the AIP, which pays out only to the extent that the Company meets its financial targets. In fiscal year 2015, AIP was composed of cash and performance based stock and long term compensation was composed of stock options which vest over a four year period.

•
Independent Compensation Consultant: The Compensation Committee directly retains the services of Pearl Meyer, an independent compensation consultant, to advise it in determining reasonable and market-based compensation policies.

•
Prohibition on hedging and pledging: Our executive officers, together with all other employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities.

•
No perquisites: Our executive officers are not provided with club memberships, personal use of corporate aircraft or any other perquisite or special benefits other than our occasional provision of relocation expense reimbursement.

•
No single trigger change of control acceleration: All change of control arrangements with our executive officers provide for acceleration of vesting for outstanding equity awards only in the event that we are both subject to a change in control and the executive officer’s employment terminates thereafter for specified reasons.

•
Clawback: We have a clawback policy that entitles us to recover all or a portion of any performance-based compensation, which included cash and equity, if our financial statements are restated as a result of errors, omissions or fraud.

•	Strong compensation risk management: The Compensation Committee reviews and analyzes the risk profile of our compensation programs and practices at least annually.
Compensation Philosophy and Objectives
The primary objectives of our total executive compensation program are to recruit, retain, and develop exceptional executives, incentivize those individuals to achieve strategic, operational, and financial goals, rewarding superior performance and aligning the long term interests of our executives with our stockholders. The following principles guide our overall compensation program:

•	reward superior performance;

•	motivate our executives to achieve strategic, operational, and financial goals;

•	enable us to attract and retain a world-class management team; and

•	align outcomes and rewards with stockholder expectations.
The Compensation Committee annually reviews the executive compensation program to ensure our executive compensation policies and programs remain appropriately aligned with evolving business needs and to consider best compensation practices. Our executive compensation programs are reviewed to ensure that they achieve a balance between providing strong retention and performance incentives to our executives while accommodating a meaningful and continuing effort to manage both the Company’s share burn rate and the dilutive effects of equity awards to the Company’s stockholders.
Executive Compensation Process
The Compensation Committee is responsible for establishing and implementing executive compensation policies and programs in a manner consistent with our compensation objectives and principles. The Compensation Committee, which is comprised solely of independent directors, reviews and approves the features and design of our executive compensation program, and approves the compensation levels, individual AIP objectives and total compensation targets for our executive officers other than our CEO. The independent members of the Board approve the compensation level, individual AIP objectives, and financial targets for our CEO. The Compensation Committee also monitors executive succession planning and monitors our performance as it relates to overall compensation policies for employees, including benefit and savings plans.
In discharging its responsibilities, the Compensation Committee may engage outside consultants and consult with our Human Resources Department as well as internal and external legal or accounting advisors, as the Compensation Committee determines to be appropriate. The Compensation Committee considers recommendations from our CEO and senior management when making decisions regarding our executive compensation program and compensation of our executive officers. Following each fiscal year end, our CEO, assisted by our Human Resources Department, assesses the performance of all named executive officers and other officers. Following this annual performance review process, our CEO recommends base salary and incentive and equity awards for our named executive officers and other officers to the Compensation Committee. Based on input from our CEO and management, as well as from independent consultants, if any are used, and, in the case of the CEO’s compensation, the Compensation Committee’s evaluation of the CEO’s performance, the Compensation Committee determines what changes, if any, should be made to the executive compensation program and either sets or recommends to the full Board the level of each compensation element for all of our officers.

Independent Compensation Consultant for Compensation Committee
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. Accordingly, the Compensation Committee has hired Pearl Meyer as an independent consultant to advise the Compensation Committee on matters related to the compensation of the Company’s executive officers. All services that Pearl Meyer provided Aviat in fiscal year 2015 were approved by the Compensation Committee and were related to executive or Board compensation. Pearl Meyer provides an annual review of the Company’s compensation practices, reviews and makes recommendations regarding the compensation peer groups, and provides independent input to the Compensation Committee on programs and practices. In fiscal year 2015, Pearl Meyer also provided advice relating to our proposal concerning our 2007 Stock Plan.
Compensation Committee Advisor Independence
The Compensation Committee has considered the independence of Pearl Meyer pursuant to the NASDAQ Listing Rules and related SEC rules finalized in 2012, and has found no conflict of interest in Pearl Meyer continuing to provide advice to the Compensation Committee. The Compensation Committee is also regularly advised by the Company’s primary outside counsel, Wilson Sonsini Goodrich & Rosati Professional Corporation (“WSGR”). Pursuant to the NASDAQ Listing Rules and related SEC rules finalized in 2012, the Compensation Committee has found no conflict of interest in WSGR continuing to provide advice to the Compensation Committee. The Compensation Committee reassesses the independence of its advisors at least annually.
Consideration of Say on Pay Results
We conducted our advisory vote on executive compensation last year at our annual meeting. Although this vote was not binding on the Board or us, we believe that it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, program and practices as disclosed in our proxy statement on an annual basis. The Board and our Compensation Committee value stockholders’ opinions and, to the extent there is any significant vote against the compensation of our named executive officers, the Compensation Committee will evaluate whether any actions are warranted or appropriate.
At our 2014 Annual Meeting, 91.20% of the votes cast on the advisory vote on executive compensation supported our named executive officers’ compensation as disclosed in the proxy statement. Our Compensation Committee reviewed the favorable results of this advisory vote, noting the widespread support from our stockholders. Although none of our Compensation Committee’s subsequent actions or decisions with respect to the compensation of our executive officers were directly attributable to the results of the vote, our Compensation Committee took the vote outcome into consideration in the course of its deliberations. Our Compensation Committee believes that stockholder feedback and concerns on executive compensation matters should be considered as part of its deliberations and intends to consider the results of future advisory votes in its compensation review process.
Competitive Benchmarking
Our compensation program for all of our officers is addressed in the context of competitive compensation practices. Our management and Compensation Committee consider external data to assist in benchmarking total target compensation. For fiscal year 2015, targets for total cash and cash based compensation (base salary and short-term incentive), long-term incentives and total direct compensation (base salary and short-term and long-term incentives) for all officers were set based on data collected from our peer group companies (for Messrs. Pangia, Marimon, Stumpe and Hayes, our former Chief Financial Officer) and from a published survey source, the Radford Global Technology Survey for our other named executive officers . In considering data from the Radford Global Technology Survey , we focused on results for technology companies with annual revenues of less than $500 million. The peer group companies selected and used for compensation comparisons are reflective of our market for executive talent and business line competitors. Also, the overall composition of the peer group reflects companies of similar complexity and size to us.

For fiscal year 2015, these peer group companies included:

ADTRAN Inc.	Anaren, Inc.
Aruba Networks, Inc.	Bel Fuse, Inc.
CalAmp Corp.	Calix, Inc.
Cohu, Inc.	Comtech Telecommunications Corp.
DragonWave, Inc.	Emulex Corporation
Extreme Networks, Inc.	Harmonic Inc.
Infinera Corporation	Ixia
ShoreTel, Inc.	Sonus Networks, Inc.
The Compensation Committee annually reviews the appropriateness of the comparison group used for assessing the compensation of our CEO and other named executive officers. We made significant modifications to the peer group since fiscal year 2014 so that our peer group roster better reflects our company size and business model. We removed Black Box, Finisar, Plantronics and Riverbed Technology because they were substantially larger than us with respect to revenues and removed Symmetricom following its acquisition by Microsemi. We then added Anaren, CalAmp, Cohu, DragonWave, Emulex and ShoreTel in recognition that each of these companies had comparable revenue size to us or is a competitor for business and executive talent.
Data for our peer group companies was collected directly from these companies’ proxy statements.
Total Compensation Elements
Our executive compensation program includes four major elements:

•	base salary

•	annual incentive program

•	long-term compensation — equity incentives

•	post-termination compensation
Each named executive officer’s performance is measured against factors such as long and short-term strategic goals and financial measures of our performance, including factors such as revenue, operating income, cash flow from operations, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and earnings per share.
Our compensation policy and practice is to target total compensation levels for all officers, including our named executive officers, nominally at the 50th percentile for similar positions as derived from the market composite data, assuming experience in the position and competent performance. The Compensation Committee may decide to target total compensation above or below the 50th percentile for similar positions in unique circumstances based on an individual’s background, experience, or position. Though compensation levels may differ among our named executive officers based upon competitive factors and the role, responsibilities and performance of each named executive officer, there are no material differences in our compensation policies or in the manner in which total direct compensation opportunity is determined for any of our named executive officers. Because our CEO has significantly greater duties, responsibilities and accountabilities than our other named executive officers, the total compensation opportunity for the CEO is higher than for our other named executive officers. In determining CEO and other named executive officer compensation, the Board also considers the ratio between our CEO’s compensation and the average compensation of our other named executive officers as compared with similar ratios for peer group companies. For fiscal year 2015, that ratio was 1.97, compared to a median ratio of 2.47 in the peer group companies.
Base Salary
Base salaries are provided as compensation for day-to-day responsibilities and services to us. Executive salaries are reviewed annually. Our CEO generally makes recommendations to the Compensation Committee in August of each year regarding the base pay of each named executive officer (other than himself). The Compensation Committee considers each executive officer’s responsibilities, as well as the Company’s performance and recommended increases in base salary for select named executive officers and other officers. In fiscal year 2015, the CEO recommended and the Compensation Committee approved, that the majority of named executive base salaries be held flat at fiscal year 2013 levels. Additional details concerning the compensation for our named executive officers for fiscal year 2015 are set forth in the Summary Compensation Table.

Annual Incentive Plan
The short-term incentive element of our executive compensation program is currently comprised of our Annual Incentive Plan (“AIP”). The CEO reviews his recommendations for each named executive officer with the Compensation Committee, taking into account market data obtained from Pearl Meyer, the Compensation Committee’s independent consultant. Based on recommendations by the CEO, and as specified in any applicable employment agreement, the Compensation Committee recommends to the Board an annual incentive compensation target, expressed as a percentage of base salary, for each executive officer in August. Each named executive officer’s target annual incentive percentage is benchmarked against the 50th percentile within the market composite for his or her specific role. The Compensation Committee also recommends to the Board specific Company financial performance measures and targets including the relative weighting and payout thresholds. The financial targets are aligned with our Board-approved annual operating plan, and during the year periodic reports are made to the Board about our performance compared with the targets. Under the AIP, a significant portion of the executive’s annual compensation is tied directly to our financial performance. The target amount of annual incentive compensation under our AIP, expressed as a percentage of base salary, generally increases with an executive’s level of management responsibility. AIP target incentive can represent up to 100% of the base cash compensation for our named executive officers and may be paid in the form of cash, stock or a combination of the two. If performance results meet target levels, our executives can earn up to a maximum of 100% of their target incentive. No incentive can be earned for performance below the minimum threshold. Equity awards under the AIP are granted under the 2007 Plan.
For fiscal year 2015, the AIP provided for a cash payout combined with performance based restricted stock awards and contained minimum, target and maximum performance thresholds based on the performance measures. In addition, for compensation planning purposes, awards of performance-based restricted stock were valued at a stock price higher than the actual stock price in order to calculate the number of performance based shares to award to each named executive officer. For the cash award, adjusted earnings before interest and taxes, depreciation and amortization (“Adjusted EBITDA”) and a target cash balance were used as the performance metrics. Adjusted EBITDA was defined by adjusting EBITDA as defined under GAAP by excluding charges for share-based compensation, restructuring, excess and obsolete inventories, bad debts and adding to that amount the actual spending for capital projects. For the performance based restricted stock award, non-GAAP operating income was the metric and is defined as GAAP net operating income minus share-based compensation, amortization of purchased technology and restructuring charges. The two components of cash and performance based stock were evaluated independently of each other. The threshold amounts were established in August 2014 and approved in December 2014. The plan provided for no payout if the minimum threshold was not met, a 50% payout if the minimum threshold was met and a 100% payout if the target was achieved. If the maximum target threshold was met or exceeded, the plan was capped at 100% payout.
Table 1

		Results-Driven Entitlement
Fiscal Year 2015 Annual Incentive Plan		Performance	Payout
Metric	Tiers	(As % of Financial Target)	(As % of Award Target)
Adjusted EBITDA	Minimum Threshold	50%	50%
	Target	100%	100%
	Maximum Threshold	100%	100%
Cash Balance	Minimum Threshold	50%	50%
	Target	100%	100%
	Maximum Threshold	100%	100%
Non-GAAP Operating Income	Minimum Threshold	50%	50%
	Target	100%	100%
	Maximum Threshold	100%	100%

Table 2

Fiscal Year 2015 Annual Incentive Plan
Performance Components	Actual Performance Results based on Tiers
	No Achievement	Minimum Threshold	Maximum Threshold
Adjusted EBITDA	< $15,500,000 = $0 Cash Payout	$15,500,000 to $16,499,999 = $175,000 Cash Payout	>$16,499,999 = $350,000 Cash Payout
Cash Balance	<$53,300,000 = $0 Cash Payout	$53,300,000 to $54,299,999 = $175,000 Cash Payout	>$54,299,999 = $350,000 Cash Payout
Operating Income	< $0 = 0% Eligible to Vest	$0 to $4,399,999 = Performance Stock 50% Eligible to Vest (1/3 of the shares will vest upon metric confirmation with 1/3 vesting at each of the following two anniversaries of the confirmation date)	>$4,399,999 = Performance Stock 100% Eligible to Vest (1/3 of the shares will vest upon metric confirmation with 1/3 vesting at each of the following two anniversaries of the confirmation date)
The minimum threshold target required the Company to achieve an Adjusted EBITDA target of $15.5 million for $175,000 cash payment to be distributed to the participant group. If the Adjusted EBITDA target was exceeded by $1.0 million, then $350,000 cash payment would be distributed to the participant group. In addition, the minimum threshold target required the Company to achieve a cash balance target of $53.3 million for $175,000 cash payment to be distributed to the participant group. If the cash balance target was exceeded by $1.0 million, then $350,000 cash payment would be distributed to the participant group. For the restricted stock awards, the Company was required to achieve a non-GAAP operating profit of $0 - $4,399,999 for 50% of the restricted stock awards to vest and a maximum target of operating income of $4,399,999 or greater for 100% vesting. In addition to the named executive officers, the participant group for cash and stock awards included other senior executives.
In fiscal year 2015, the AIP did not guarantee payout of the target amounts, and the Compensation Committee considered the Adjusted EBITDA, cash balance and Non-GAAP operating income performance thresholds to be challenging. During the 2015 fiscal year, we did not achieve the minimum threshold target for AIP awards; therefore, no named executive officer received a cash payout and the performance based restricted stock awards were canceled.
Long-Term Compensation — Equity Incentives
The Compensation Committee uses the Long Term Incentive Plan (“LTIP”) as a means for determining awards of stock appreciation rights, restricted shares, restricted stock units, performance shares, and other stock-based awards to our officers and other executives based on multi-year performance. All of the awards are granted under the 2007 Plan.
Our LTIP is designed to motivate our executives to focus on achievement of our long-term financial goals. Equity awards motivate our executives to achieve our long-term goals and to the extent our results affect our stock price, link such results with the performance of our stock over a three to four -year period. Using equity awards helps us to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and the value and appreciation in the value of our stock.
In fiscal year 2015, LTIP awards were composed solely of stock options. Stock options vested one fourth on the first anniversary of the grant date, with the balance of the grant vesting on a monthly basis thereafter, over a three year period. Vesting requires continued employment. All named executive officers received stock option awards, as described in the Summary Compensation Table.
Performance Shares. In past fiscal years, the Compensation Committee recommended performance share awards that are earned, if the performance criteria are met, at the end of a three year plan cycle. The maximum possible entitlement to performance shares will occur if 100% of the target is achieved. In addition, irrespective of Company performance versus target, there is no entitlement to performance shares unless the award recipient continues to be employed throughout the multi-year period. Performance shares are subject to repurchase by the Company at $0.01 per share if eligible employment ends during the performance measurement period and to the extent the maximum performance is not achieved during the performance measurement period.

Service-Based Restricted Stock. Service-based restricted stock awards are awards of stock at the start of a vesting period which is subject to repurchase for nominal consideration if the specified vesting conditions are not satisfied. In addition to their use as a component of the LTIP, awards of service-based restricted stock may be made on a selective basis to individual executives primarily to facilitate retention and succession planning or to replace the value of equity awards that may have been forfeited as a result of the executive’s leaving a former employer. For compensation planning purposes, awards of service-based restricted stock are valued at the fair market value of the shares on the date of award, which is the closing price on the NASDAQ Global Select Market on that date, without reduction to reflect vesting or other conditions. During fiscal year 2015, service-based restricted stock was awarded to our interim Chief Financial Officer, Mike Shahbazian, and our current Chief Financial Officer, Ralph Marimon, upon hire. Service-based restricted stock was not awarded to our other named executive officers.
Recovery of Executive Compensation
Our executive compensation program permits us to recover or “clawback” all or a portion of any performance-based compensation, including equity awards, if our financial statements are restated as a result of errors, omissions, or fraud. The amount which may be recovered will be the amount by which the affected compensation exceeded the amount that would have been payable had the financial statements been initially filed as restated, or any greater or lesser amount that the Compensation Committee or our Board shall determine. In no case will the amount to be recovered by us be less than the amount required to be repaid or recovered as a matter of law. Recovery of such amounts by us would be in addition to any actions imposed by law, enforcement agencies, regulators, or other authorities.
Hedging and Pledging Prohibition
Our executive officers, as well as other employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our securities where the transaction is designed or intended to decrease the risks associated with holding our securities. This prohibition includes transactions involving puts, call, collars or other derivative securities.
Perquisites
Our executive officers participate in the same group insurance and employee benefit plans as our other full-time U.S. employees. We do not provide special benefits or other perquisites to our executive officers.
Stock Ownership Guidelines
While we do not have a minimum stock ownership requirement for members of the Board and our named executive officers, the corporate governance guidelines adopted by the Board encourage the ownership of our common stock. The Compensation Committee is satisfied that the stock and other equity holdings among our executive officers are sufficient at this time to provide appropriate motivation to align this group’s long-term interests with those of our stockholders.
Tax and Accounting Considerations
Tax Considerations. The Compensation Committee generally considers the federal income tax and financial accounting consequences of the various components of the executive compensation program in making decisions about executive compensation. The Compensation Committee believes that achieving the compensation objectives discussed above is more important than the benefit of tax deductibility and the executive compensation programs may, from time to time, limit the tax deductibility of compensation. Nevertheless, when not inconsistent with these objectives, the Compensation Committee endeavors to award compensation that will be deductible for income tax purposes. Internal Revenue Code Section 162(m) may limit the tax deductions that a public company can claim for compensation to some of its named executive officers. The Company does not guarantee that any compensation intended to qualify as deductible performance-based compensation under Section 162(m) so qualifies.
Accounting Considerations. The Compensation Committee also considers the accounting implications of various forms of executive compensation. In its financial statements, the Company records salaries and performance-based compensation such as bonuses as expenses in the amount paid or to be paid to the named executive officers. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with GAAP. The Compensation Committee believes that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.

Benefits under the 401(k) Plan and Generally Available Benefit Programs
In fiscal year 2015, our named executive officers were eligible to participate in the health and welfare programs that are generally available to all full-time U.S.-based employees, including medical, dental, vision, life, short-term and long-term disability, employee assistance, flexible spending and accidental death and dismemberment.
In addition, the named executive officers and all other eligible U.S.-based employees can participate in our tax-qualified 401(k) Plan. Under the 401(k) Plan, all eligible employees can receive matching contributions from the Company; however, the Company suspended matching effective January 1, 2014 for an indefinite period of time. Our company-matching contribution for the 401(k) Plan prior to January 1, 2014 was 100% of the first 5% of contributions by the employee to the 401(k) Plan. Employees under the age of 50 can contribute a maximum per participating employee of $17,500 during each calendar year, and employees over the age of 50 can contribute a maximum per participating employee of $23,000. We do not provide defined benefit pension plans or defined contribution retirement plans to the named executive officers or other employees other than the 401(k) Plan, or as required in certain countries other than the United States, for legal or competitive reasons.
We adopted an employee stock purchase plan effective November 19, 2009 and commencing on July 3, 2010, under which named executive officers and all other eligible U.S.-based employees can elect, on a quarterly basis, to apply a portion of their cash compensation to purchase shares of our common stock at a 5% discount. An employee’s total purchases in any year cannot exceed $25,000 in value or 15% of his or her salary, whichever is less. Furthermore, an employee may not purchase more than 608 shares of common stock annually under the employee stock purchase plan.
The 401(k) Plan, employee stock purchase plan and the other benefit programs allow us to remain competitive and enhance employee loyalty and productivity. These benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial contributions for retirement and to enhance hiring and retention.
Post-Termination Compensation
Employment agreements have been established with each of our named executive officers. These agreements provide for certain payments and benefits to the employee if his or her employment with us is terminated. These arrangements are discussed in more detail below. We have determined that such payments and benefits are an integral part of a competitive compensation package for our named executive officers. For additional information regarding our employment agreements with our named executive officers, see the discussion under “Potential Payments Upon Termination or Change of Control.”
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended July 3, 2015.

Compensation Committee of the Board of Directors

Dr. James C. Stoffel, Chairman
John J. Quicke
Robert G. Pearse

Risk Considerations in Our Compensation Program
The Compensation Committee, pursuant to its charter, is responsible for reviewing and overseeing the compensation benefits structure applicable to our employees, generally. We do not believe that our compensation policies and practices for our employees give rise to risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:

•	Our compensation program is designed to provide a mix of both fixed and “at risk” incentive compensation.

•
The incentive elements of our compensation program (annual incentives and multi-year equity LTIP awards) are designed to reward both annual performance (under the annual incentive plan) and longer-term performance (under the LTIP). We believe this design mitigates any incentive for short-term risk-taking that could be detrimental to our company’s long-term best interests.

•
Maximum payouts under our annual incentive plan are currently capped at 100% of target payouts. We believe these limits mitigate excessive risk-taking, since the maximum amount that can be earned is limited.

•
Finally, our annual incentive plan and our long-term incentive plan both contain provisions under which awards may be recouped or forfeited if the recipient has not complied with our policies. In addition, our performance-based plans (cash incentive and performance shares) both contain provisions under which awards may be recouped or forfeited if the financial results for a period affecting the calculation of an award are later restated.

Summary Compensation Table
The following table summarizes the total compensation for each of our fiscal years ended July 3, 2015, June 27, 2014 and June 28, 2013 of our named executive officers, who consisted of our CEO, current and former CFO and three other most highly compensated executive officers.

Name/Principal Position	Fiscal Year (1)	Salary (3)	Bonus	Stock Awards (4)	Option Awards (5)	Non-Equity Incentive Plan Compensation (6)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (7)	All Other Compensation (8)	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Michael Pangia, Chief Executive Officer	2015	571,154	—	—	149,286	—	—	2,224	722,664
	2014	550,000	—	—	495,542	—	—	2,142	1,047,684
	2013	550,000	—	539,809	160,999	—	—	92,778	1,343,586
Ralph Marimon, Senior Vice President and Chief Financial Officer (2)	2015	33,462	—	114,000	—	—	—	238	147,700
Heinz H. Stumpe, Senior Vice President and Chief Sales Officer	2015	358,269	—	—	65,550	—	—	3,204	427,023
	2014	345,000	—	—	217,588	—	—	2,415	565,003
	2013	340,385	—	237,026	70,693	—	—	2,379	650,483
Shaun McFall, Senior Vice President, Chief Marketing and Strategy Officer	2015	332,308	—	—	56,457	—	—	1,792	390,557
	2014	320,000	—	—	187,405	—	—	5,940	513,345
	2013	315,385	—	204,146	60,887	—	—	14,170	594,588
Meena Elliott, Senior Vice President, Chief Legal and Administrative Officer, Corporate Secretary	2015	319,616	—	—	48,857	—	—	1,227	369,700
	2014	300,000	—	—	162,178	—	—	4,569	466,747
	2013	300,000	—	176,665	52,691	—	—	13,414	542,770
Edward Hayes Jr., former Senior Vice President and Chief Financial Officer (2)	2015	193,846	—	—	—	—	—	1,417	195,263
	2014	360,000	—	—	243,265	—	—	6,284	609,549
	2013	360,000	—	264,997	79,036	—	—	14,996	719,029
Michael Shahbazian, former Interim Chief Financial Officer (2)	2015	131,539	—	150,297	—	—	—	2,878	284,714
_______________________

(1)
Our fiscal year 2015 ended July 3, 2015, fiscal year 2014 ended June 27, 2014 and fiscal year 2013 ended June 28, 2013. The amounts in the Summary Compensation Table represent total compensation paid or earned for our fiscal year as included in our annual financial statements.

(2)
Effective May 26, 2015, Mr. Marimon was appointed as our Senior Vice President and Chief Financial Officer. Effective January 2, 2015, Mr. Hayes retired from the Company. Effective December 29, 2014, Mr. Shahbazian was appointed as our Interim Chief Financial Officer and served through May 15, 2015.

(3)	The annual base salary for Mr. Pangia is $550, 000. The additional amount is due to the extra pay period in our fiscal year 2015.
The annual base salary for Mr. Marimon is $300,000. The amount in the Summary Compensation Table for fiscal year 2015 reflects Mr. Marimon’s salary for the period from May 26, 2015 to July 3, 2015.
The annual base salary for Mr. Hayes was $360,000. The amount in the Summary Compensation Table for fiscal year 2015 reflects Mr. Hayes’ salary for the period from June 28, 2014 to January 2, 2015.
The monthly base salary for Mr. Shahbazian was $30,000. The amount in the Summary Compensation Table for fiscal year 2015 reflects Mr. Shahbazian’s salary for the period from December 29, 2014 to May 15, 2015.
The annual base salary for Mr. Stumpe is $345,000. The additional amount is due to the extra pay period in our fiscal year 2015.
The annual base salary for Mr. McFall is $320,000. The additional amount is due to the extra pay period in our fiscal year 2015.

The annual base salary for Ms. Elliott is $320,000 effective February 9, 2015. The amount shown takes into account the additional pay period for fiscal year 2015.

(4)
The “Stock Awards” column shows the full grant date fair value of the performance shares and restricted stock granted in fiscal 2015 and fiscal 2013. For fiscal 2015, the grant date fair value of the performance shares was reduced to zero or no value since subsequent to the grant date we estimated that the minimum threshold performance will not be achieved. If we had estimated that the fiscal 2015 performance shares would be earned by exceeding the target metrics (the maximum pay-out under the Plan), the following amounts would have been included in the amount under this column and as part of the named executive officers total compensation:

Mr. Pangia	$278,572
Mr. Stumpe	$87,595
Mr. McFall	$66,858
Ms. Elliott	$49,524
The grant date fair value of the performance shares and restricted stock was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The grant date fair value for performance awards and restricted stock was based on the closing market price of our common stock on the respective award dates, except for the performance shares granted during fiscal year 2015 as discussed above. The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2015. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.

(5)
The “Option Awards” column shows the full grant date fair value of the stock options granted in fiscal years 2015, 2014 and 2013, respectively. The grant date fair value of the stock option awards was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for fiscal year 2015. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.

(6)	There was no non-equity incentive compensation under the AIP for fiscal years 2015, 2014 and 2013, respectively.

(7)	We do not currently have our own pension plan or deferred compensation plan.

(8)	The following table describes the components of the “All Other Compensation” column.

		Life Insurance (a)	Other Bonus	Relocation Benefits (b)	Company Matching Contributions Under 401(k) Plan (c)	Total All Other Compensation
Name	Year	($)	($)	($)	($)	($)
Michael Pangia	2015	2,224	—	—	—	2,224
	2014	2,142	—	—	—	2,142
	2013	2,142	—	90,636	—	92,778
Ralph Marimon	2015	238	—	—	—	238
Heinz H. Stumpe	2015	3,204	—	—	—	3,204
	2014	2,415	—	—	—	2,415
	2013	2,379	—	—	—	2,379
Shaun McFall	2015	1,792	—	—	—	1,792
	2014	1,190	—	—	4,750	5,940
	2013	1,170	—	—	13,000	14,170
Meena Elliott	2015	1,227	—	—	—	1,227
	2014	1,107	—	—	3,462	4,569
	2013	914	—	—	12,500	13,414
Edward J. Hayes, Jr.	2015	1,417	—	—	—	1,417
	2014	2,534	—	—	3,750	6,284
	2013	2,534	—	—	12,462	14,996
Michael Shahbazian	2015	2,878	—	—	—	2,878
_____________________

(a)	Represents premiums paid for life insurance that represent taxable income for the named executive officer.

(b)	Represents taxable benefits paid in connection with the relocation of Mr. Pangia’s household to California from Georgia.

(c)	Represents matching contributions made by us to the 401(k) account of the respective named executive.

Grants of Plan-Based Awards in Fiscal Year 2015
The following table lists our grants and incentives during our fiscal year ended July 3, 2015 of plan-based awards, both equity and non-equity based and including our Annual Incentive Plan and Long-Term Incentive Plan, to the named executive officers listed in the Summary Compensation Table. There is no assurance that the grant date fair value of stock and option awards will ever be realized.

								All Other Stock Awards in Fiscal Year 2015
		Estimated Possible Payouts Under Short-Term Non-Equity Incentive Plan Awards in Fiscal Year 2015 (2)			Estimated Future Payments Under Equity Incentive Plan Awards in Fiscal Year 2015 (3)			Number of Shares of Stock or Units	Number of Securities Underlying Options (4)	Exercise or Base Price of Option Awards	Fair Value of Stock and Option Awards (5)
	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Name	(1)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Share)	($)
Michael Pangia	2/2/2015	—	—	—	—	—	—	—	261,905	1.30	149,286
	2/2/2015	—	—	—	107,143	214,286	214,286	—	—	—	278,572
	2/2/2015	25,000	100,000	100,000	—	—	—	—	—	—	—
Ralph Marimon	5/26/2015	—	—	—	—	—	—	100,000	—	—	114,000
Heinz H. Stumpe	2/2/2015	—	—	—	—	—	—	—	115,000	1.30	65,550
	2/2/2015	—	—	—	33,691	67,381	67,381	—	—	—	87,595
	2/2/2015	25,000	100,000	100,000	—	—	—	—	—	—	—
Shaun McFall	2/2/2015	—	—	—	—	—	—	—	99,048	1.30	56,457
	2/2/2015	—	—	—	25,715	51,429	51,429	—	—	—	66,858
	2/2/2015	25,000	100,000	100,000	—	—	—	—	—	—	—
Meena Elliott	2/2/2015	—	—	—	—	—	—	—	85,714	1.30	48,857
	2/2/2015	—	—	—	19,048	38,095	38,095	—	—	—	49,524
	2/2/2015	25,000	100,000	100,000	—	—	—	—	—	—	—
Michael Shahbazian	12/29/2014	—	—	—	—	—	—	44,444	—	—	64,888
	3/1/2015	—	—	—	—	—	—	67,251	—	—	85,409
______________________

(1)	Grant Date of Common Stock under the 2007 Plan.

(2)
The amounts shown under Estimated Possible Payouts Under Short Term Non-Equity Incentive Plan Awards reflect possible payouts under our fiscal 2015 AIP. During fiscal 2015, we did not achieve the minimum threshold target for AIP awards; therefore, no named executive officer received a cash payout.

(3)
Performance share units eligible to vest were based on the Company’s non-GAAP operating income for fiscal 2015. Once the minimum threshold performance goal is achieved, 1/3 of the amount eligible to vest would vest immediately, and 1/3 on each of the next two anniversaries of the grant date based on continuous employment through those dates. During the 2015 fiscal year, we did not achieve the minimum threshold target for AIP awards; therefore the performance based restricted stock awards were canceled.

(4)	Stock options vest in installments of 25% one year from the grant date, 1/48 each month thereafter over the remaining three-year period based on continuous employment through those dates.

(5)
The “Grant Date Fair Value of Stock and Option Awards” column shows the full grant date fair value of the stock options granted in fiscal year 2015. The grant date fair value of the stock options was determined under FASB ASC Topic 718 and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards in the event the vesting provisions are achieved.

The assumptions used for determining values are set forth in Notes 1 and 9 to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal 2015. These amounts reflect our accounting for these grants and do not correspond to the actual values that may be recognized by the named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2015
The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers as of July 3, 2015. Each grant of options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each award of options is shown in the footnotes following this table based on the option grant date. The material terms of the option awards, other than exercise price and vesting are generally described in the 2007 Plan.

	Option Awards							Stock Awards
	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (4)	Market Value of Shares or Units of Stock that have not Vested (5)	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested (5)
Name		(#)	(#)		(#)	($)		(#)	($)	(#)	($)
Michael Pangia	02/02/2015	—	261,905	(1)		1.30	2/2/2022	—	—	—	—
	09/09/2013	138,889	277,778	(2)	—	2.60	9/9/2020	—	—	—	—
	10/03/2012	103,125	34,375	(3)	—	2.28	10/3/2019	—	—	—	—
	09/08/2011	301,287	—	(3)	—	2.37	9/8/2018	—	—	—	—
	11/11/2010	50,000	—	(3)	—	4.36	11/11/2017	—	—	—	—
	11/12/2009	49,052	—	(3)	—	6.00	11/12/2016	—	—	—	—
	03/30/2009	80,586	—	(3)	—	4.05	3/30/2016	—	—	—	—
Ralph Marimon	05/26/2015	—	—		—	—	—	100,000	132,000	—	—
Heinz H. Stumpe	02/02/2015	—	115,000	(1)	—	1.30	2/2/2022	—	—	—	—
	09/09/2013	60,985	121,970	(2)	—	2.60	9/9/20	—	—	—	—
	10/03/2012	45,281	15,094	(3)	—	2.28	10/3/2019	—	—	—	—
	09/08/2011	80,115	—	(3)	—	2.37	9/8/2018	—	—	—	—
	11/11/2010	55,000	—	(3)	—	4.36	11/11/2017	—	—	—	—
	11/12/2009	30,100	—	(3)	—	6.00	11/12/2016	—	—	—	—
	11/05/2008	37,326	—	(3)	—	5.97	11/5/2015	—	—	—	—
Shaun McFall	02/02/2015	—	99,048	(1)	—	1.30	2/2/2022	—	—	—	—
	09/09/2013	52,526	105,050	(2)	—	2.60	9/9/2020	—	—	—	—
	10/03/2012	39,000	13,000	(3)	—	2.28	10/3/2019	—	—	—	—
	09/08/2011	73,952	—	(3)	—	2.37	9/8/2018	—	—	—	—
	11/11/2010	55,000	—	(3)	—	4.36	11/11/2017	—	—	—	—
	11/12/2009	26,198	—	(3)	—	6.00	11/12/2016	—	—	—	—
	11/05/2008	29,796	—	(3)	—	5.97	11/5/2015	—	—	—	—
Meena Elliott	02/02/2015	—	85,714	(1)	—	1.30	2/2/2022	—	—	—	—
	09/09/2013	45,455	90,909	(2)	—	2.60	9/9/2020	—	—	—	—
	10/03/2012	33,750	11,250	(3)	—	2.28	10/3/2019	—	—	—	—
	09/08/2011	73,952	—	(3)	—	2.37	9/8/2018	—	—	—	—
	11/11/2010	40,000	—	(3)	—	4.36	11/11/2017	—	—	—	—
	11/12/2009	22,297	—	(3)	—	6.00	11/12/2016	—	—	—	—
	11/05/2008	16,428	—	(3)	—	5.97	11/5/2015	—	—	—	—
______________________

(1)	Stock options vest in installments of 25% on August 1, 2015, and 1/48 each month thereafter over the remaining three-year period based on continuous employment through those dates.

(2)
Stock options vest in installments of 33 1/3% one year from the grant date, 33 1/3% two years from the grant date and 33 1/3% three years from the grant date based on continuous employment through those dates.

(3)	Stock options vest in installments of 50% one year from the grant date, 25% two years from the grant date and 25% three years from the grant date based on continuous employment through those dates.

(4)
Restricted stock that vests in installments of 25% one year from the grant date, and 25% annually on each anniversary thereafter over the remaining three-year period based on continuous employment through those dates.

(5)	Market value is based on the $1.32 closing price of a share of our common stock on July 3, 2015, as reported on the NASDAQ Global Select Market.

Option Exercised and Stock Vested in Fiscal Year 2015
The following table provides information for each of our named executive officers regarding the number of shares of our common stock acquired upon the vesting of stock awards during fiscal year 2015. No options to purchase common stock were exercised during fiscal year 2015. Stock awards vesting during fiscal year 2015 consisted of restricted stock with service-based and performance-based vesting provisions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Received on Vesting ($) (3)
Michael Pangia	—	—	32,592	(1)	50,844
			22,298	(2)	29,433
Heinz H. Stumpe	—	—	4,333	(1)	6,759
			9,791	(2)	12,924
Shaun McFall	—	—	4,000	(1)	6,240
			8,433	(2)	11,132
Meena Elliott	—	—	4,000	(1)	6,240
			7,298	(2)	9,633
Edwards Hayes, Jr.	—	—	42,225	(1)	74,316
Michael Shahbazian	—	—	111,695	(1)	135,686
_________________________

(1)	Vested number of shares of service-based restricted common stock.

(2)	Vested number of shares of performance-based restricted common stock.

(3)	Amount shown is the aggregate market value of the vested shares of restricted common stock based on the closing price of our stock on the vesting date.

Equity Compensation Plan Summary
The following table provides information as of July 3, 2015, relating to our equity compensation plan pursuant to which grants of options, restricted stock and performance shares may be granted from time to time and the option plans and agreements assumed by us in connection with the Stratex acquisition:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options (2)	Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation plan approved by security holders(3)	9,107,014	$2.80	1,351,936
Equity Compensation plans not approved by security holders(4)	27,625	$24.60	—
Total	9,134,639	$2.88	1,351,936
_____________________

(1)
Under the 2007 Plan, in addition to options, we have granted share-based compensation awards in the form of performance shares, restricted stock, performance share units and restricted stock units. As of July 3, 2015, there were 1,780,932 such awards outstanding under that plan. The outstanding awards consisted of (i) performance share awards at target and restricted stock awards, for which all 20,264 shares were issued and outstanding; and (ii) 1,760,668 performance share unit awards at target and restricted stock unit awards, for which all 1,760,668 were payable in shares but for which no shares were yet issued and outstanding. The 9,107,014 shares to be issued upon exercise of outstanding options, warrants and rights as listed in the first column consisted of shares to be issued in respect of the exercise of 7,346,346 outstanding options and in respect of the 1,760,668 combined performance share awards, performance share unit awards, restricted stock awards and restricted stock units awards payable in shares.

(2)	Excludes weighted average fair value of performance share awards, performance share unit awards, restricted stock awards and restricted stock units at issuance date.

(3)	Consists solely of the 2007 Plan.

(4)
Consists of common stock that may be issued pursuant to option plans and agreements assumed pursuant to the Stratex acquisition. The Stratex plans were duly approved by the stockholders of Stratex prior to the merger with us. No shares are available for further issuance.

Potential Payments Upon Termination or Change of Control
Employment agreements have been established with each of the continuing named executive officers, which provide for such executives to receive certain payments and benefits if their employment with us is terminated. These arrangements are set forth in detail below assuming a termination event on July 3, 2015 based on our stock price on that date. The Board has determined that such payments and benefits are an integral part of a competitive compensation package for our executive officers.
The table below reflects the compensation and benefits due to each of the named executive officers in the event of termination of employment by us without cause or termination by the executive for good reason (other than within 18 months after a Change of Control, as defined below) and in the event of disability and in the event of termination of employment by us without cause or termination by the executive for good reason within 18 months after a Change of Control. The amounts shown in the table are estimates of the amounts that would be paid upon termination of employment. There are no compensation and benefits due to any named executive officer in the event of death, or of termination of employment by us for cause or voluntary termination. The actual amounts would be determined only at the time of the termination of employment.

Name	Conditions for Payouts	Number of Months (#)	Base per Month (1) ($)	Months Times Base ($)	Total Severance Payments ($)	Accelerated Equity Vesting (2) ($)	Continuation of Insurance Benefit (3) ($)	Out-Placement Services (4) ($)	Total ($)
Michael Pangia	Termination without cause or for good reason, or due to disability	12	45,833	550,000	550,000	—	22,285	30,000	602,285
	Within 18 months after Change of Control	24	45,833	1,100,000	1,100,000	5,238	44,570	30,000	1,179,808
Ralph Marimon	Termination without cause or for good reason, or due to disability	12	25,000	300,000	300,000	—	26,654	30,000	356,654
	Within 18 months after Change of Control	12	25,000	300,000	300,000	132,000	53,308	30,000	515,308
Heinz H. Stumpe	Termination without cause or for good reason, or due to disability	12	28,750	345,000	345,000	—	9,144	30,000	384,144
	Within 18 months after Change of Control	24	28,750	690,000	690,000	2,300	18,288	30,000	740,588
Shaun McFall	Termination without cause or for good reason, or due to disability	12	26,667	320,000	320,000	—	26,654	30,000	376,654
	Within 18 months after Change of Control	24	26,667	640,000	640,000	1,981	53,308	30,000	725,289
Meena Elliott	Termination without cause or for good reason, or due to disability	12	26,667	320,000	320,000	—	19,224	30,000	369,224
	Within 18 months after Change of Control	24	26,667	640,000	640,000	1,714	38,448	30,000	710,162
______________________

(1)	The monthly base salary represents the total gross monthly payments to each named executive officer at the current salary.

(2)	Reflects acceleration of outstanding equity awards as of July 3, 2015.

(3)	The insurance benefit provided is paid directly to the insurer benefit provider and includes amounts for COBRA.

(4)	The estimated dollar amounts for outplacement services would be paid directly to an outplacement provider selected by us.

The employment agreements with our named executive officers define a “Change of Control” as follows:

•
any merger, consolidation, share exchange or acquisition, unless immediately following such merger, consolidation, share exchange or acquisition, at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of our assets (in the case of an asset sale that satisfies the criteria of an acquisition) (in either case, the “Surviving Entity”) or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity is represented by our securities that were outstanding immediately prior to such merger, consolidation, share exchange or acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or acquisition); or

•
any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 30% (50% in the case of Mr. Marimon) of the total combined voting power of our outstanding securities other than: (i) an employee benefit plan of ours or any of our affiliates; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of our or any of our affiliates; or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

•
over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this plan or the beginning of such 36-month period; or (ii) have been elected or nominated during such 36-month period by at least a majority of the Board members and satisfied the criteria of this bullet when they were elected or nominated; or

•	a majority of the Board determines that a Change of Control has occurred; or

•	the complete liquidation or dissolution of the Company.
Employment agreements are in effect for the named executive officers and provide that if they are terminated without cause or should they resign for good reason or become disabled and they sign a general release they will be entitled to receive the following severance benefits:

•	severance payments at their final base salary for a period of 12 months following termination;

•
payment of premiums necessary to continue their group health insurance under COBRA (or to purchase other comparable health coverage on an individual basis if the employee is no longer eligible for COBRA coverage) until the earlier of (i) 12 months; or (ii) the date on which they first became eligible to participate in another employer’s group health insurance plan;

•	the prorated portion of any incentive bonus they would have earned during the incentive bonus period in which their employment was terminated;

•
any equity compensation subject to service-based vesting granted to the executive officer will stop vesting as of their termination date; however, they will be entitled to purchase any vested share(s) of stock that are subject to the outstanding options until the earlier of: (i) 12 months; or (ii) the date on which the applicable option(s) expire; and

•	outplacement assistance selected and paid for by us.
In addition, these agreements provide that if there is a Change of Control, and employment with us is terminated by us without cause or by the employee for good reason within 18 months after the Change of Control and they sign a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described shall be increased by an additional 12 months for Ms. Elliott and Messrs. Pangia, Stumpe and McFall; (ii) they will receive a payment equal to the greater of (a) the average of the annual incentive bonus payments received by them, if any, for the previous three years; or (b)

their target incentive bonus for the year in which their employment terminates; and (iii) the vesting of all unvested stock option(s) and unvested equity-compensation awards subject to service-based vesting will accelerate, such that all of such stock option(s) and equity-compensation awards will be fully vested as of the date of their termination/resignation.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during fiscal year 2015, and Forms 5 (or any written representations) received with respect to fiscal year 2015, we believe that all directors, officers, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during fiscal year 2015.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the Annual Meeting, directors are being nominated for election to serve until the 2016 Annual Meeting or until their successors are elected and qualified.
In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, all proxies received by the proxy holders will be voted for any subsequent nominee named by the Board to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this Proxy Statement, the Board is not aware of any director nominee who is unable or will decline to serve as a director. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Ages are as of the date of this Proxy Statement.
Director Nominees

Name	Title	Age
John Mutch	Chairman of the Board	59
William A. Hasler	Director	73
James R. Henderson	Director	57
Michael A. Pangia	Director, President and CEO	54
Robert G. Pearse	Director	55
John J. Quicke	Director	66
Dr. James C. Stoffel	Lead Independent Director	69
Agreement with Certain Stockholders
On January 11, 2015, the Company entered into an agreement (the “Agreement”) with Steel Partners Holdings L.P. and certain of its affiliates (collectively, “Steel Partners”) and Lone Star Value Management, LLC and certain of its affiliates (collectively, “Lone Star,” and together with Steel Partners, the “Stockholder Parties”). Pursuant to the Agreement, the Company agreed to appoint Messrs. Henderson, Mutch, Pearse and Quicke to the Board following the retirements of Messrs. Higgerson, Rau, Sohi and Thompson. In addition, the Company has agreed that its slate of nominees at the Annual Meeting will be Messrs. Kissner, Hasler, Henderson, Mutch, Pangia, Pearse and Quicke and Dr. Stoffel. In connection with entering into the Agreement, Lone Star and its affiliates withdrew their nomination of six candidates to the Board.
The Agreement provided for various standstill obligations applicable to the Stockholder Parties. As of the date of this Proxy Statement, those obligations have expired.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed BDO as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending July 1, 2016 and our Board has ratified such appointment. During fiscal year 2014, KPMG LLP served as our independent registered public accounting firm and provided certain tax and other audit related services. See “Independent Registered Public Accounting Firm Fees.”
Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.
RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE AUDIT COMMITTEE’S APPOINTMENT OF BDO AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEAR 2016.

PROPOSAL NO. 3
ADVISORY, NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
A “say on pay” advisory vote is required for all U.S. public companies under Section 14A of the Exchange Act . We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis section, and the related compensation tables, notes and narrative, in this Proxy Statement.
The Board recommends that you vote “FOR” approval of the advisory, non-binding vote on executive compensation because it believes that the policies and practices described in the Compensation Discussion and Analysis section are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the stockholders and motivating the executives to remain with the Company for long and productive careers. Named executive officer compensation of the past three years reflects amounts of cash and long-term equity awards consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.
We urge stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and related compensation tables, notes and narrative, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.
RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY, NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL NO. 4
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE COMPANY’S AMENDED AND RESTATED 2007 STOCK EQUITY PLAN
We are requesting that the stockholders vote in favor of approving an amendment to the 2007 Plan to authorize an additional 10,500,000 shares of our common stock for issuance thereunder. The amendment to the 2007 Plan was approved by our Board, subject to stockholder approval. If approved by our stockholders, the amendment will become effective as of the Annual Meeting. If the amendment is not approved by our stockholders, the 2007 Plan will remain in effect in its present form.
The purpose of the increase in authorized shares is to secure adequate shares to fund expected awards under our long-term incentive program. This amendment will provide us with the flexibility to design appropriate equity awards, including performance-based awards, to help us achieve our business objectives. Our Board believes that this number represents a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program.
The 2007 Plan was originally amended and restated by the Board on September 14, 2009, upon the recommendation of the Compensation Committee and was approved by our stockholders at the Company’s 2009 Annual Meeting of Stockholders held on November 19, 2009. On August 31, 2011, upon the recommendation of the Compensation Committee, the Board approved an amendment to the 2007 Plan to increase the number of shares authorized for issuance thereunder from 10,400,000 to 16,400,000, and this amendment was approved by our stockholders at the Company’s 2011 Annual Meeting of Stockholders held on November 17, 2011.
As of July 3, 2015, a total of 1,351,936 shares of common stock remained available for issuance under the 2007 Plan. Under the terms of the 2007 Plan, (x) each share with respect to which an option or stock-settled SAR is granted after November 13, 2015 reduces the number of shares available for issuance by one share and (y) each share with respect to any other award denominated in shares that is granted reduces the number of shares available for issuance by 1.76 shares.
Equity Usage, Dilution
The Company recognizes the dilutive impact of our equity plans on our stockholders and continuously strives to balance this concern with the competition for talent. In its determination to approve an amendment to the 2007 Plan, our Compensation Committee reviewed analyses prepared by its independent compensation advisory consultant.
Set forth below is a summary of the 2007 Plan, which is qualified in its entirety by the specific language of the 2007 Plan, a copy of which is attached to this proxy statement as Appendix A.
Key Features and Corporate Governance
The 2007 Plan includes important features:

•	Full Value awards count against the maximum number of shares which may be issued under the 2007 Plan as 1.76 shares for every one shares granted or issued in payment of the award.

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Shares retained by us for payment of an option or SAR exercise price or withheld by us to satisfy tax withholding obligations or repurchased by us with proceeds collected in connection with the exercise of options are not available again for grant under the 2007 Plan.

•	Stock options and stock appreciation rights may not be repriced (repricing, exchange, substitution and cash buyouts) without prior approval by our stockholders.

•	Stock options and stock appreciation rights may not be granted with an exercise price below fair market value.

Summary of the 2007 Plan
Purpose. The 2007 Plan is intended to retain and reward highly qualified employees, consultants, and directors and encourage their ownership of common stock of the Company.
 Administration. The 2007 Plan may be administered by the Compensation Committee of the Board, by another designated Compensation Committee, or by the Board directly. The designated administrator, or the Compensation Committee, has the discretion, subject to the provisions of the 2007 Plan, to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Compensation Committee has complete authority to interpret the 2007 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2007 Plan.
Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any affiliate. Currently, approximately 64 employees are eligible under the 2007 Plan.
Shares Subject to the 2007 Plan. A total of 26,900,000 shares of our common stock may be issued under the 2007 Plan (subject to approval of this Proposal No. 4 to add 10,500,000 shares). Note that as of the date of the Board’s adoption of this amended and restated Plan, 1,428,023 shares of common stock is available for future grants and 9,576,735 shares of common stock subject to outstanding options and awards would return to the 2007 Plan, if forfeited. This means that the maximum number of shares that could be granted after the Plan Restatement Effective Date is 21,504,758 for purposes of applying the foregoing limitation. The shares issued or to be issued under the 2007 Plan are authorized but unissued shares of common stock. No more than 1,000,000 of the shares of common stock available under the 2007 Plan may be covered by awards issued to any one person in any one calendar year.
Share Counting. Subject to adjustment for changes in capitalization, in the case of any awards granted under the 2007 Plan following the approval of this Proposal 4 on November 13, 2015 by our stockholders, (x) each share with respect to which an option or stock-settled SAR is granted under the 2007 Plan reduces the aggregate number of shares that may be delivered under the 2007 Plan by one share and (y) each share with respect to which any other award denominated in shares is granted under the 2007 Plan reduces the aggregate number of shares that may be delivered under the 2007 Plan by 1.76 shares. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR is exercised counts as one share against the maximum aggregate number of shares available under the 2007 Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR. Settlement of any award does not count against the number of shares available for delivery under the 2007 Plan except to the extent settled in the form of shares. If, after the effective date of the 2007 Plan, any award granted under the 2007 Plan or the 2007 Plan (prior to November 13, 2015) is forfeited, or otherwise expired, terminated or is canceled without the delivery of all shares subject thereto, or is settled other than by the delivery of shares (and in the case of cash settlement, for less than the then-market value), then the number of shares subject to such award that were not issued are not treated as issued, such that the aggregate number of shares that may be delivered pursuant the 2007 Plan is increased by the number of shares by which the aggregate number of shares was reduced at the time the original award was granted.
Types of Awards. Awards under the 2007 Plan may include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and performance units, qualified performance-based awards and stock grants. Each award is evidenced by an instrument in such form as the Compensation Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock or restricted stock units. Except as noted below, all relevant terms of any award are set by the Compensation Committee in its discretion. On July 3, 2015, the last share price of our common stock listed on the NASDAQ Global Market was $1.32.

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Nonstatutory stock options and incentive stock options, or stock options, are rights to purchase common stock of the Company. A stock option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A stock option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the stock option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to the Company (or attestation of ownership) of shares of common stock (with some restrictions), or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

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Incentive stock options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of grant (110% for incentive stock options granted to any 10% stockholder of the Company). In addition, the term of an incentive stock option may not exceed seven years (five years, if granted to any 10% stockholder). Nonstatutory stock options must have an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of grant and the term of any nonstatutory stock option may not exceed seven years. In the case of an incentive stock option, the amount of the aggregate fair market value of common stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

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Stock appreciation rights, or SARs, are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Compensation Committee, based on the increase in the value of the number of shares of common stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than 100% of the fair market value of the common stock on the date of grant of the SAR or, if the SAR is granted in tandem with a stock option (that is, so that the recipient has the opportunity to exercise either the stock option or the SAR, but not both), the exercise price under the associated stock option. The term of any SAR may not exceed seven years.

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Awards of restricted stock are grants or sales of common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Awards of restricted stock include the right to any dividends on the shares pending vesting (or forfeiture), although the Compensation Committee may determine, at the time of the award, that any cash dividends will be deferred and, if cash dividends are deferred, the Compensation Committee may determine that the deferred dividends will be reinvested in additional restricted stock.

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Awards of restricted stock units and performance units are grants of rights to receive either shares of common stock (in the case of restricted stock units) or the appreciation over a base value (as specified by the Compensation Committee) of a number of shares of common stock (in the case of performance units) subject to satisfaction of service or performance requirements established by the Compensation Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, which amount may in the discretion of the Compensation Committee be deferred and paid if and when the award vests.

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A stock grant is a grant of shares of common stock not subject to restrictions or other forfeiture conditions. stock grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Compensation Committee deems appropriate.

Qualified Performance-Based Awards. Qualified performance-based awards are awards that include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million, but excludes from that limit “performance-based compensation.” Qualified performance-based awards may be in the form of stock options, restricted stock, restricted stock units or performance units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization)
stock price	return on equity
stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)
return on investment	return on assets or net assets
market capitalization	economic value added
debt leverage (debt to capital)	revenue
sales or net sales	backlog
income, pre-tax income or net income	operating income or pre-tax profit
operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin
return on operating revenue or return on operating assets	cash from operations
operating ratio	operating revenue
market share improvement	general and administrative expenses
customer service

Qualified performance-based awards in the form of stock options must have an exercise price which is not less than 100% of the fair market value of the Company’s common stock on the date of grant. No payment or other amount will be available to a recipient of a qualified performance-based award except upon the Compensation Committee’s determination that a particular goal or goals established by the Compensation Committee for the criteria (from among those specified above) selected by the Compensation Committee have been satisfied or if specified in an employment or severance protection agreement or otherwise.
Effect of Termination of Employment or Association. Unless the Compensation Committee determines otherwise in connection with any particular award under the 2007 Plan, stock options and SARs will generally terminate three months following the recipient’s termination of employment or other association with the Company. The effect of termination on other awards will depend on the terms of those awards.
Transferability. In general, no award under the 2007 Plan may be transferred by the recipient, and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Compensation Committee may approve the transfer, without consideration, of an award of a nonstatutory option or restricted stock to a family member.
Effect of Significant Corporate Event. In the event of any change in the outstanding shares of common stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of common stock, an appropriate and proportionate adjustment will be made in (1) the maximum numbers and kinds of shares subject to the 2007 Plan and the 2007 Plan limits, (2) the numbers and kinds of shares or other securities subject to the then outstanding awards, (3) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding stock options or SARs (without change in the aggregate purchase or hurdle price as to which stock options or SARs remain exercisable), and (4) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding stock option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the stock option or SAR to the extent exercisable on the date of dissolution or liquidation.

Change of Control. Award agreements pursuant to the 2007 Plan may provide, as determined by the Compensation Committee, or the Compensation Committee may elect that, in the event of a change of control, stock options and stock appreciation rights will accelerate; the risk of forfeiture applicable to restricted stock and restricted stock units will lapse; and all conditions on restricted stock and restricted stock units shall be deemed to have been satisfied. A change of control is defined as the occurrence of any of: (a) a transaction after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities, or securities into which the Company securities were converted; (b) a merger, consolidation, share exchange or acquisition after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities or securities into which the Company securities were converted; (c) other than by means of a merger, consolidation, share exchange or acquisition, a person or group of persons obtains more than 30% of the total combined voting power of the Company (excluding the employee benefit plans and trustees of employee benefits plans for the Company and its affiliates, and any underwriters temporarily holding securities prior to an offering of such securities); or (d) the composition of the Board changes, over a period of 36 months or less, such that a majority of the individuals on the Board are no longer at least one of the following: (i) directors appointed before the adoption of the 2007 Plan or directors who have served throughout the period, or (ii) directors elected by a majority of directors that (x) belong to the same class of directors as such director, and (y) satisfied the criteria above at the time they voted for such director.
Amendments to the 2007 Plan. Generally the Board may amend or modify the 2007 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification. However, the Board may not amend the 2007 Plan, without stockholder approval, to (i) change the description of the persons eligible for awards under the 2007 Plan, (ii) increase the number of shares of common stock available under the 2007 Plan, except as necessary to carry out adjustments for changes in capitalization, or (iii) change the basis on which shares under any award are taken into account for purposes of the limitation on the number of shares of common stock available under the 2007 Plan.
Summary of Tax Consequences. The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2007 Plan. This summary is not comprehensive and is based upon laws and regulations in effect at the date of this proxy statement. Such laws and regulations are subject to change. This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the 2007 Plan. Participants in the 2007 Plan should consult their own tax advisors as to the tax consequences of participation.

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Nonstatutory stock options. Generally, there are no federal income tax consequences to the participants upon grant of nonstatutory stock options. Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Class A common stock acquired upon the exercise of such option exceeds the exercise price, if any. A sale of common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates.

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Incentive stock options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an incentive stock option. If the participant holds shares of common stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of common stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an incentive stock option, however.

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Restricted stock. A participant will generally recognize ordinary income on receipt of an award of restricted stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the common stock acquired exceeds the price he or she has paid for it, if any. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

•	Stock appreciation rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of stock appreciation rights.

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Restricted stock units, performance units and stock grants. A participant will generally recognize ordinary income on receipt of any shares of common stock, cash or other property in satisfaction of any of these awards under the 2007 Plan.

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Potential deferred compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2007 Plan will be considered “deferred compensation” as that term is defined for purposes of federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2007 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

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Section 162(m) limitations on the Company’s tax deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the 2007 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

 New Plan Benefits. If the proposed amendment to the 2007 Plan is approved by our stockholders, in the future, our Compensation Committee or our full Board will have available additional shares of our common stock for awards under the 2007 Plan to eligible participants, including to our officers and directors. However, none of the benefits or amounts that will be received by or allocated to any such participants under the 2007 Plan, as proposed to be amended, is determinable at this time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2007 PLAN.

OTHER MATTERS
2015 Annual Report
Our annual report for the fiscal year ended July 3, 2015 will be available over the Internet and is being mailed with this Proxy Statement.
Form 10-K
We filed an annual report on Form 10-K for the fiscal year ended July 3, 2015 with the SEC on September 30, 2015. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Corporate Secretary, at the address of our offices located at 5200 Great America Parkway, Santa Clara, California 95054, or through our website at www.aviatnetworks.com.
Other Business
The Board is not aware of any other matter that may be presented for consideration at the Annual Meeting. Should any other matter properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the discretion of the proxy holders.

Appendix A
AVIAT NETWORKS, INC.
2007 STOCK EQUITY PLAN
(As Amended and Restated Effective November 13, 2015)
1.    Purpose
This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to permit the grant of Incentive Options, but not all Awards are required to be Incentive Options. This Plan has been amended and restated effective November 13, 2015 (the “Plan Restatement Effective Date”) to increase the number of shares available for issuance pursuant to Awards and for certain other purposes.
2.    Definitions
As used in this Plan, the following terms shall have the following meanings:
2.1    Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.
2.2    Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.
2.3    Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
2.4    Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.
2.5    Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.
2.6    Board means the Company’s Board of Directors.
2.7    Change of Control means the occurrence of any of the following:
(a)    the consummation of any merger, consolidation, share exchange or Acquisition, unless immediately following such merger, consolidation, share exchange or Acquisition at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of the assets of the Company (in the case of an asset sale that satisfies the criteria of an Acquisition) (in either case, the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”) is represented by Company securities that were outstanding immediately prior to such merger, consolidation, share exchange or Acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or Acquisition), or
(b)    any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act), other than through a merger, consolidation, share exchange or Acquisition, of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities other than (i) an employee benefit plan of the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
(c)    over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this Plan or the beginning of such 36 month period, or (ii) have been elected or nominated during such 36 month period by at least a majority of the Board members that (x) belong to the same class of director as such Board member and (y) satisfied the criteria of this subsection (c) when they were elected or nominated
2.8    Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.
2.9    Committee means the Compensation Committee of the Board, or such other committee of the Board to which such authority may be granted from time to time, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.
2.10    Company means Aviat Networks, Inc., a corporation organized under the laws of the Delaware.
2.11    Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.
2.12    Grant Date means the date as of which an Award is granted, as determined under Section 7.1(a).
2.13    Incentive Option means an Option which by its terms qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.
2.14    Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. In addition, for purposes of determining the fair market value of Stock for any reason other than the determination of the Option Price or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.
2.15    Nonstatutory Option means any Option that is not an Incentive Option.
2.16    Option means an option to purchase shares of Stock.
2.17    Option Price means the purchase price payable upon the exercise of an Option.

2.18    Optionee means a Participant to whom an Option shall have been granted under the Plan.
2.19    Participant means any holder of an outstanding Award under the Plan.
2.20    Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.
2.21    Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
2.22    Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.
2.23    Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.
2.24    Plan means this 2007 Stock Equity Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
2.25    Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
2.26    Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.
2.27    Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.28    Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.
2.29    Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.
2.30    Stock means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.
2.31    Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
2.32    Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.
2.33    Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
3.    Term of the Plan
Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the seventh anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.
4.    Stock Subject to the Plan
At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 28,900,000 shares of Stock, subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation,
(a)    if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its then Market Value as a means of effecting its forfeiture, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;
(b)    the full number of Options and Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of any such Award ;
(c)    any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan with respect to an Option or Stock Appreciation Right, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will not be eligible to be again available for grant under the Plan;

(d)    each share of Stock issued pursuant to or subject to outstanding Awards granted after Plan Restatement Effective Date, other than pursuant to or subject to any Option or Stock Appreciation Right, shall count as 1.76 shares of Stock (but if forfeited, or repurchased at less than its then Market Value as a means of effecting forfeiture, shall again be available for grant under the Plan as 1.76 shares of Stock available under the limitation); and
(e)    settlement of any Award shall not count against the foregoing limitation except to the extent settled in the form of Stock.
Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.
5.    Administration
The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers (but in no event to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate), in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.
6.    Authorization of Grants
6.1    Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 1,000,000, as adjusted from time to time under Section 8.
6.2    General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including, if applicable, delivering a fully executed copy of any agreement evidencing an Award to the Company).
6.3    Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 3 months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
6.4    Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” has the meaning set forth in the instruction to Form S-8 under the Securities Act of 1933.
7.    Specific Terms of Awards
7.1    Options.
(a)    Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.
(b)    Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Stock on the Grant Date.
(c)    Option Period. No Incentive Option may be exercised on or after the seventh anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the seventh anniversary of the Grant Date. If the Market Value exceeds the Option Price on the last day that an Option may be exercised under an Award Agreement, as long as an exercise would be permitted under applicable laws the affected Participant will be deemed to have exercised the vested portion of such Option in a net exercise under Section 7.1(e) below without the requirement of any further action.
(d)    Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.
(e)    Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company shares of Stock having a Market Value equal to the exercise price of the shares to be purchased. An Option may also be exercised via a net exercise method whereby the Company withholds from the delivery of shares for which the option was exercised that number of Shares having a fair market value equal to the aggregate Option Price of the Shares for which the Option was exercised.
If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent the number of shares then being purchased. Such shares shall be fully paid and nonassessable.
(f)    Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year does not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
(g)    Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
7.2    Stock Appreciation Rights.
(a)    Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
(b)    Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.
(c)    Period. No Stock Appreciation Right may be exercised on or after the seventh anniversary of the Grant Date.
(d)    Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.
7.3    Restricted Stock.
(a)    Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.
(b)    Issuance of Shares. Shares of Restricted Stock awarded pursuant to a Restricted Stock Award shall be issued as certificates or recorded in book-entry form, subject to subsection (c) below. Such shares shall be registered in the name of the Participant. Any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee.

(c)    Escrow of Shares. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
(d)    Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.
(f)    Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered, and the restrictive legends shall be promptly removed from any book-entry registrations for such shares.
7.4    Restricted Stock Units.
(a)    Character. Each Restricted Stock Unit shall entitle the recipient to such shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(b)    Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
7.5    Performance Units.
(a)    Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.
(b)    Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c)    Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
7.6    Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
7.7    Qualified Performance-Based Awards.
(a)    Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”
(b)    Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.
(c)    Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.
(d)    Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less than the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than three (3) months after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.
(e)    Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award that is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate but not increase the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
(f)    Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.
(g)    Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.
7.8    Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.
8.    Adjustment Provisions
8.1    Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Plan Restatement Effective Date. Subject to Section 8.2, if subsequent to the Plan Restatement Effective Date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
8.2    Treatment in Certain Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate in full to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.
8.3    Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the fair market value of the Common Stock and the purchase price per share (if any) under the Award multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.
8.4    Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or SAR holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.
8.5    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
8.6    Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.
9.    Change of Control
Upon the occurrence of a Change of Control:
(a)    any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate if and to the extent so provided in the Award Agreement or so determined by the Committee;
(b)    any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse if and to the extent so provided in the Award Agreement or so determined by the Committee; and
(c)    all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control if and to the extent so provided in the Award Agreement or so determined by the Committee;
None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges. Nor shall the foregoing apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the Award under 162(m) of the Code at any time prior to a Change of Control (so that, for example, if a Change of Control occurs but does not constitute a change of control within the meaning of Section 162(m) of the Code, there shall be no Acceleration of any Qualified Performance-Based Award pursuant to this Section 9, but if the Change of Control does constitute a change of control within the meaning of Section 162(m) of the Code, then the Award shall Accelerate to the extent provided above regardless of whether it thereafter ceases to qualify as a Qualified Performance-Based Award).
10.    Settlement of Awards
10.1    In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
10.2    Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
(a)    the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or
(b)    the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.
The Company shall make all reasonable efforts to bring about the occurrence of said events.
10.3    Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.
10.4    Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
10.5    Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
10.6    Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.
10.7    Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. The Company also may require a Participant to satisfy withholding obligations by engaging in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan. Participants may only elect to have Shares withheld having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.
11.    Reservation of Stock
The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.
12.    Limitation of Rights in Stock; No Special Service Rights
A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.
13.    Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
14.    Nonexclusivity of the Plan
Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
15.    Termination and Amendment of the Plan
The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan.
Notwithstanding the foregoing,
(a)    the Board may not amend the Plan to (i) change the description of the persons eligible for Awards under the Plan (ii) increase the number of shares of Stock available under the Plan except as necessary to carry out the provisions of Section 8 (concerning certain adjustments attributable to corporate actions and other events), or (iii) change the basis on which shares under any Award are taken into account for purposes of the limitation on the number of shares of Stock available under the Plan, without shareholder approval;
(b)    neither the Board nor the Committee may reprice any outstanding Award, whether by amendment, by cancellation and regrant, or by reacquiring any outstanding Award in consideration of the grant of a new Award or the payment of other compensation, without shareholder approval; and
(c)    no amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the recipient’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.    Notices and Other Communications
16.1    Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
16.2    Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).
17.    Severability
If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
18.    Choice of Law; Choice of Forum
The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.
19.    Forfeiture and Clawback
Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the Plan shall be subject to reduction, cancellation, forfeiture or clawback upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of service. Awards granted under the Plan shall be subject to any compensation recovery policy or minimum stock holding period requirement as may be adopted or amended by the Company from time to time.
20.    Tolling
If exercising an Option or Stock Appreciation Right prior to its expiration is not permitted because of applicable laws, other than the rules of any stock exchange or quotation system on which the Stock is listed or quoted, the Option or Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise would no longer be prevented by such provisions. If this would result in the Option or Stock Appreciation Right remaining exercisable past the end of its original Option Period, then it will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by applicable laws and (y) the last day of the Option Period.

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

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2. **ONLINE** at **proxyonline.com** using your proxy *control number* found below
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CONTROL NUMBER **12345678910**

Aviat Networks, Inc.

The undersigned Stockholder(s) of Aviat Networks, Inc. (the "Company"), hereby appoint(s) John Mutch, Michael Pangia, and Meena Elliott (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Annual Meeting of Stockholders of the Company, to be held on November 13, 2015, at 1:00 p.m. Pacific time, at 5200 Great America Parkway, Santa Clara, CA 95054, and at any postponements or adjournments thereof ("Annual Meeting"), to vote all of the shares of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting and on any other matters properly brought before the Annual Meeting, all as set forth in the Proxy Statement for the Annual Meeting.

This proxy is solicited on behalf of the Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-8252. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AVIAT NETWORKS, INC.

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE <u>FOR</u> THE FOLLOWING:

	FOR	AGAINST	ABSTAIN
1. Election of seven directors to serve until the Company's 2016 Annual Meeting of Stockholders or until their successors have been elected and qualified.			
01 – John Mutch	☐	☐	☐
02 – William A. Hasler	☐	☐	☐
03 – James R. Henderson	☐	☐	☐
04 – Michael A. Pangia	☐	☐	☐
05 – Robert G. Pearse	☐	☐	☐
06 – John J. Quicke	☐	☐	☐
07 – Dr. James C. Stoffel	☐	☐	☐

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]